As filed with the Securities and Exchange Commission on
                                 April 15, 1999
                            '33 Act File No. 33-66786
                            '40 Act File No. 811-7924
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-4
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                  Pre-Effective Amendment No.              [ ]
                  Post-Effective Amendment No.    11       [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940    [ ]

                  Amendment No.                   21       [X]

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                          LINCOLN BENEFIT LIFE COMPANY
                                    Depositor
                              206 South 13th Street
                             Lincoln, Nebraska 68508
                                    --------
                                   JOHN MORRIS
                          Lincoln Benefit Life Company
                              206 South 13th Street
                             Lincoln, Nebraska 68508
                                 1-800-525-9287

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

               It is proposed that this filling will become effective:

                  immediately upon filing pursuant to paragraph (b) of Rule 485
          ------
            X     on May 1, 1998 pursuant to paragraph (b) of Rule 485
          ------
                  60 days after filing  pursuant to paragraph  (a) of Rule 485
          ------
                  on May 1, 1998 pursuant to paragraph (a) of Rule 485
          ------

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.



                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                              CROSS REFERENCE SHEET

ITEM NUMBER IN FORM N-4                                CAPTION
-----------------------                                -------
                               PART A - PROSPECTUS

1.  Cover Page......................................   Cover Page

2.  Definitions.....................................   Definitions

3.  Synopsis........................................   Questions & Answers About the Contract

4.  Condensed Financial Information.................   Condensed Financial Information

5.  General Description of Registrant,..............   Description of Lincoln Benefit Life
     Depositor & Portfolio Companies                   Company & the Separate Account;
                                                       Separate Account Investments

6.  Deductions......................................   Contract Charges

7.  General Description of Variable.................   Description of the Contracts; Annuity
                                                       Period; Purchases, Withdrawals &
                                                       Contract Value; Administration

8.  Annuity Period..................................   Annuity Period

9.  Death Benefit...................................   Description of the Contracts; Annuity
                                                       Period

10. Purchases & Contract Value......................   Purchases, Withdrawals & Contract Value

11. Redemptions.....................................   Questions & Answers About the Contract;
                                                       Purchases, Withdrawals & Contract Value

12. Taxes...........................................   Taxes

13. Legal Proceedings...............................   Legal Proceedings

14. Table of Contents of the Statement..............   Additional Information about the
     of Additional Information                         Separate Account

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with ("P") are made by reference to the captions in the Prospectus:


ITEM NUMBER IN FORM N-4                               CAPTION
-----------------------                               -------

15. Cover Page.....................................   Cover Page

16. Table of Contents..............................   Table of Contents

17. General Information & History..................   Description of Lincoln Benefit Life
                                                      Company & the Separate Account (P);
                                                      Separate Account Investments (P)

18. Services.......................................   Contract Charges (P); Custodian (P);
                                                      Financial Statements

19. Purchase of Securities Being Offered...........   Purchases, Withdrawals & Contract
                                                      Value (P); Contract Charges (P)

20. Underwriters...................................   Distribution of Contracts (P)

21. Calculation of Performance Data................   Separate Account Performance

22. Annuity Payments...............................   The Contract

23. Financial Statements...........................   Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

         FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                          LINCOLN BENEFIT LIFE COMPANY
                               IN CONNECTION WITH
                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
           Street Address: 206 South 13th St., Lincoln, NE 68508-1993
            Mailing Address: P. O. Box 82532, Lincoln, NE 68501-2532

                        Telephone Number: 1-800-525-9287

The Contract is a deferred annuity designed to aid you in long-term financial planning. You may purchase it on either a tax qualified or non-tax qualified basis.


Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium to the investment options under the Contract and our Fixed Account in the proportions that you choose. The Contract currently offers twenty-five investment options, each of which is a subaccount of the Lincoln Benefit Life Variable Annuity Account ("Separate Account"). Each Subaccount invests exclusively in shares of one of the following Portfolios:

Janus Aspen Series:

         Flexible Income Portfolio
         Balanced Portfolio
         Growth Portfolio
         Aggressive Growth Portfolio
         Worldwide Growth Portfolio

Fidelity Variable Insurance Products Fund:

         Money Market Portfolio
         Equity-Income Portfolio
         Growth Portfolio
         Overseas Portfolio

Fidelity Variable Insurance Products Fund II:

         Asset Manager Portfolio
         Contrafund Portfolio
         Index 500 Portfolio

IAI Retirement Funds, Inc.:

         IAI Regional Portfolio
         IAI Balanced Portfolio
         IAI Reserve Portfolio

Federated Insurance Management Series:

         Federated Utility Fund II
         Federated Fund for U.S. Government Securities II
         Federated High Income Bond Fund II

Scudder Variable Life Investment Fund:

         Bond Portfolio
         Balanced Portfolio

Alger American Fund:
         Small Capitalization Portfolio
         MidCap Portfolio
         Growth Portfolio
         Leveraged AllCap Portfolio
         Income and Growth Portfolio


Some of the Portfolios described in this Prospectus may not be available in your Contract. We may make available other investment options in the future.


You may not purchase a Contract if either you or the Annuitant are 86 years old or older before we receive your application.

Your Contract Value will vary daily as a function of the investment performance of the Subaccounts to which you have allocated Purchase payments and any interest credited to the Fixed Account. We do not guarantee any minimum Contract Value for amounts allocated to the Subaccounts.

In certain states, the Contract may be offered as a group contract with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group Contracts, unless the context specifies otherwise.

This prospectus sets forth the information you ought to know about the variable portion of the Contract. You should read it before investing and keep it for future reference.

We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated May 1, 1999. The information in the Statement of Additional Information is incorporated by reference in this prospectus. You can obtain a free copy by writing us or calling us at the telephone number given above. The Table of Contents of the Statement of Additional Information appears on page [43] of this prospectus. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

This prospectus is valid only if accompanied or preceded by current prospectuses for the Portfolios listed above. If any of these prospectuses is missing or outdated, please contact us and we will send you the prospectus you need.

Please read this prospectus carefully and retain it for your future reference.

                                 The date of this  prospectus  is May 1, 1999.



================================================================================
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                                TABLE OF CONTENTS

Definitions....................................................


Fee Tables.....................................................

Examples.......................................................

Explanation of Fee Tables and Examples.........................


Questions and Answers About Your Contract......................

Condensed Financial Information................................

Description of the Contracts...................................
    Summary....................................................
    Contract Owner.............................................
    Annuitant..................................................
    Modification of the Contract...............................
    Assignment.................................................
    Free Look Period...........................................

Purchases and Contract Value...................................
    Minimum Purchase Payment...................................
    Automatic Payment Plan.....................................
    Allocation of Purchase Payments............................
    Contract Value.............................................
    Separate Account Accumulation Unit Value...................
    Transfer During Accumulation Period........................
    Transfers Authorized by Telephone..........................
    Automatic Dollar Cost Averaging Program....................
    Portfolio Rebalancing......................................

The Investment and Fixed Account Options.......................
    Separate Account Investments...............................
         The Portfolios........................................
         Voting Rights.........................................
         Substitution of Securities............................
    The Fixed Account..........................................

Annuity Benefits...............................................
    Annuity Date...............................................
    Deferment of Payments......................................
    Annuity Options............................................
    Substantially Equal Periodic Payments......................
    Other Options..............................................
    Death Benefit During Annuity Period........................
    Variable Annuity Payments..................................
    Certain Employee Benefit Plans.............................

Other Contract Benefits........................................
    Death Benefit .............................................
    Beneficiary   .............................................
    Contract Loans for 401(a), 401(k), and 403(b) Contracts....
    Withdrawals (Redemptions)..................................
    Systematic Withdrawal Program..............................
    ERISA Plans................................................
    Minimum Contract Value.....................................

Contract Charges...............................................
    Mortality and Expense Risk Charge..........................
    Administrative Charges.....................................
         Contract Administration Charge........................
         Administrative Expense Charge.........................
         Transfer Fee..........................................
    Sales Charges..............................................
         Withdrawal Charge.....................................
         Free Withdrawal.......................................
         Confinement Waiver Benefit............................
         Waiver of Withdrawal Charge for.......................
           Certain Qualified Plan Withdrawals..................
    Premium Taxes..............................................
    Deduction for Separate Account Income Taxes................
    Other Expenses.............................................


Tax Matters....................................................
    Taxation of Annuities in General...........................
    Tax Qualified Contracts....................................
    Income Tax Withholding.....................................

Description of Lincoln Benefit Life Company and
the Separate Account...........................................
    Lincoln Benefit Life Company...............................
    Separate Account...........................................
    State Regulation of Lincoln Benefit........................
    Year 2000..................................................
    Financial Statements.......................................

Administration.................................................
Distribution of Contracts......................................
Legal Proceedings..............................................

Legal Matters..................................................

Registration Statement.........................................

Table of Contents of Statement of Additional Information.......

Appendix A -- Accumulation Unit Values ...... .................
Appendix B -- Portfolios and Performance Data..................


--------------------------------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

                                   DEFINITIONS

Please refer to this list for the meaning of the following terms:

Accumulation Period - The period, beginning on the Issue Date, during which Contract Value builds up under your Contract.

Accumulation Unit - A unit of measurement which we use to calculate Contract Value.

Annuitant - The natural person on whose life the annuity benefits under a Contract are based.

Annuitization - The process to begin annuity payments under the Contract.

Annuity Date - The date on which annuity payments are scheduled to begin.

Annuity Period - The period during which annuity payments are paid. The Annuity Period begins on the Annuity Date.

Annuity Unit - A unit of measurement which we use to calculate the amount of Variable Annuity payments.

Beneficiary(ies) - The person(s) designated to receive any death benefits under the Contract.

Company ("we," "us," "our," "Lincoln Benefit Life") - Lincoln Benefit Life Company.

Contract Anniversary - Each anniversary of the Issue Date.

Contract Owner ("You") - The person(s) having the privileges of ownership defined in the Contract. If your Contract is issued as part of a retirement plan, your ownership privileges may be modified by the plan.

Contract Value - The sum of the values of your interests in the Subaccounts of the Separate Account and the Fixed Account.

Contract Year - Each twelve-month period beginning on the Issue Date and each Contract Anniversary.

Contribution Year - Each twelve-month period beginning on the date a Purchase Payment is allocated to a Subaccount, or each anniversary of that date.

Fixed Account - The portion of the Contract Value allocated to our general account.

Fixed Annuity - A series of annuity payments that are fixed in amount.

Issue Date - The date when the Contract becomes effective.

Latest Annuity Date - The latest date by which you must begin annuity payments under the Contract.

Loan Account - An account established for amounts transferred from the Subaccounts or the Fixed Account as security for outstanding Contract loans.

Net Investment Factor - The factor used to determine the value of an Accumulation Unit and Annuity Unit in any Valuation Period. We determine the Net Investment Factor separately for each Subaccount.

Non-Qualified Plan - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Tax Code.

Portfolio(s) - The underlying mutual funds in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

Purchase Payments - Amounts paid to us as premium for the Contract by you or on your behalf.

Qualified Plan - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408, or 408A of the Tax Code or a deferred compensation plan for a state and local government or another tax exempt organization under
Section 457 of the Tax Code.

Separate Account - The Lincoln Benefit Life Variable Annuity Account, which is a segregated investment account of the Company.

Subaccount - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

Surrender Value - The amount paid upon complete surrender of the Contract.

Tax Code - The Internal Revenue Code of 1986, as amended.

Valuation Date - Each day the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE") currently 4:00 p.m. Eastern time on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

Variable Annuity - A series of annuity payments that vary in amount based on changes in the value of the Subaccounts to which your Contract Value has been allocated.

Withdrawal Charge - The contingent deferred sales charge that may be required upon some withdrawals.

Fee Tables
Contract Owner Transaction Expenses

Contingent Deferred Sales Charge - Withdrawal Charge
  (as a percentage of Purchase Payments)

    Contribution      Applicable          Contribution     Applicable
        Year            Charge               Year             Charge
        1-2                7%                 6                 3%
         3                 6%                 7                 2%
         4                 5%                 8+                0%
         5                 4%

Annual Contract Administration Charge............................      $25.00

Transfer Fee (Applies solely to the second and subsequent transfers within a calendar month.

We are currently waiving the Transfer Fee).......................      $25.00

Separate Account Expenses (As a percentage of daily net asset value deducted from each of the Subaccounts of the Separate Account)

                  Mortality Risk Charge                                0.85%
                  Expense Risk Charge                                  0.40%
                  Administrative Expense Charge                        0.15%
                                                              --------------
                  Total Separate Account Annual Expenses               1.40%




                        PORTFOLIO COMPANY ANNUAL EXPENSES
                (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)

                                                                       MANAGEMENT FEE             OTHER EXPENSES         TOTAL
JANUS ASPEN SERIES                                                -------------------------- ------------------------- ----------
   Flexible Income                                                          0.65%                     0.08%              0.73%
   Balanced                                                                 0.72%                     0.02%              0.74%
   Growth (1) (after fee waivers or reductions)                             0.65%                     0.03%              0.68%
   Aggressive Growth                                                        0.72%                     0.03%              0.75%
   Worldwide Growth (1) (after fee waivers or reductions)                   0.65%                     0.07%              0.72%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   Money Market                                                             0.20%                     0.10%              0.30%
   Equity-Income (2)                                                        0.49%                     0.09%              0.58%
   Growth (2)                                                               0.59%                     0.09%              0.68%
   Overseas (2)                                                             0.74%                     0.17%              0.91%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager (2)                                                        0.54%                     0.10%              0.64%
   Contrafund (2)                                                           0.59%                     0.11%              0.70%
   Index 500                                                                0.24%                     0.11%              0.35%

FEDERATED INSURANCE MANAGEMENT SERIES
   Utility II (3) (after fee waiver or expense reimbursement)               0.68%                     0.25%              0.93%
   U.S. Government Securities II (3) (after fee waiver or                   0.52%                     0.33%              0.85%
        expense reimbursement)
   High Income Bond II                                                      0.60%                     0.18%              0.78%

IAI Retirements Funds, Inc.
   IAI Regional                                                             0.65%                     0.29%              0.94%
   IAI Balanced (4) (net of expense reimbursements)                         0.65%                     0.37%              1.02%
   IAI Reserve (4) (net of expense reimbursements)                          0.45%                     0.23%              0.68%

SCUDDER VARIABLE LIFE INVESTMENT FUND
   Bond                                                                     0.47%                     0.09%              0.56%
   Balanced                                                                 0.47%                     0.08%              0.55%

THE ALGER AMERICAN FUND
   Income and Growth                                                       0.625%                     0.075%             0.70%
   Small Capitalization                                                     0.85%                     0.04%              0.89%
   Growth                                                                   0.75%                     0.04%              0.84%
   Midcap Growth                                                            0.80%                     0.04%              0.84%
   Leveraged Allcap (5)                                                     0.85%                     0.11%              0.96%


--------------------------

(1) Other expenses are based on the gross expenses of the Portfolios before expense offset arrangements for the fiscal year ended December 31, 1998. The information for Growth, and Worldwide Growth is net of fee reductions from Janus Capital. Without such reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Portfolios would have been 0.72%, 0.03% and 0.75% for Growth Portfolio; and 0.67%, 0.07%, and 0.74%
     for Worldwide Growth Portfolio respectively. Janus Capital has agreed to continue these fee reductions until at least the next annual renewal of the advisory agreements.

(2) A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. Including this reduction, total operating expenses would have been for Equity Income -- 0.57%, for Growth -- 0.66%, for Overseas -- 0.89%, for Asset Manager -- 0.63%, and for Contrafund -- 0.66%.

(3) The expense figures shown reflect the voluntary waiver of all or a portion of the Management Fee. The maximum Management Fees for the indicated Portfolios and the Total Portfolio Expenses absent the voluntary waiver are as follows: 0.75% and 1.00%, respectively, for the Utility Fund II; and 0.60% and 0.93%, respectively, for the U.S. Government Securities II.

(4) The expense figures shown are net of expenses reimbursements from Investment Advisers, Inc. Without such reimbursements, Management Fees and Total Portfolio Expenses for the Portfolios are estimated as follows: 0.65% and 1.37% for Balanced Portfolio, and 0.45% and 1.69% for Reserve Portfolio.

(5) Included in the Other Expenses of this Portfolio is 0.034% of interest expense.



Examples


IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING 5% ANNUAL RETURN ON ASSETS.

                         Sub-Account                               1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------------------- -----------------------------
Janus Flexible Income                                               $88            $129           $159          $256
Janus Balanced                                                      $88            $129           $160          $257
Janus Growth                                                        $87            $128           $157          $251
Janus Aggressive Growth                                             $88            $130           $160          $258
Janus Worldwide Growth                                              $88            $129           $159          $255

Fidelity VIP Money Market                                           $84            $117           $137          $211
Fidelity VIP Equity-Income                                          $86            $125           $152          $241
Fidelity VIP Growth                                                 $87            $128           $157          $251
Fidelity VIP Overseas                                               $89            $134           $169          $275
Fidelity VIP II Contrafund                                          $87            $128           $158          $253
Fidelity VIP II Asset Manager                                       $87            $126           $155          $247
Fidelity VIP II Index 500                                           $84            $118           $140          $216

IAI Regional                                                        $90            $135           $170          $278
IAI Balanced                                                        $90            $137           $174          $286
IAI Reserve                                                         $87            $128           $157          $251

Federated Utility II                                                $89            $135           $170          $277
Federated U.S. Government Securities II                             $89            $132           $165          $268
Federated High Income Bond II                                       $88            $130           $162          $261

Scudder Bond                                                        $86            $124           $151          $239
Scudder Balanced                                                    $86            $124           $150          $237

Alger American Income and Growth                                    $87            $128           $158          $253
Alger American Small Capitalization                                 $89            $134           $168          $273
Alger American Growth                                               $88            $131           $162          $262
Alger American Midcap Growth                                        $89            $132           $165          $267
Alger American Leveraged AllCap                                     $90            $136           $171          $280


If you annuitize or if you do not surrender your contact at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

                         Sub-Account                               1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------------------- -----------------------------
Janus Flexible Income                                               $23            $70            $119          $256
Janus Balanced                                                      $23            $70            $120          $257
Janus Growth                                                        $22            $68            $117          $251
Janus Aggressive Growth                                             $23            $70            $120          $258
Janus Worldwide Growth                                              $23            $69            $119          $255

Fidelity VIP Money Market                                           $18            $57            $97           $211
Fidelity VIP Equity-Income                                          $21            $65            $112          $241
Fidelity VIP Growth                                                 $22            $68            $117          $251
Fidelity VIP Overseas                                               $24            $75            $129          $275
Fidelity VIP II Contrafund                                          $22            $69            $118          $253
Fidelity VIP II Asset Manager                                       $22            $67            $115          $247
Fidelity VIP II Index 500                                           $19            $58            $100          $216

IAI Regional                                                        $25            $76            $130          $278
IAI Balanced                                                        $26            $78            $134          $286
IAI Reserve                                                         $22            $68            $117          $251

Federated Utility II                                                $25            $76            $130          $278
Federated U.S. Government Securities II                             $24            $73            $125          $268
Federated High Income Bond II                                       $23            $71            $122          $261

Scudder Bond                                                        $21            $65            $111          $239
Scudder Balanced                                                    $21            $64            $110          $237

Alger American Income and Growth                                    $22            $69            $118          $253
Alger American Small Capitalization                                 $24            $75            $128          $273
Alger American Growth                                               $23            $72            $122          $262
Alger American Midcap Growth                                        $24            $73            $125          $267
Alger American Leveraged AllCap                                     $25            $77            $131          $280


*We will waive the Withdrawal Charge if you select a settlement option that provides for payments over at least 5 years or over the annuitant's lifetime.

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. We have included the table and examples shown above to assist you in understanding the costs and expenses that you will bear directly or indirectly by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. For additional information, you should read "Contract Charges," which begins on page [31] below; you should also read the sections relating to management of the Portfolios in their prospectuses. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

2. The examples assume that you did not make any transfers. We are currently waiving the Transfer Fee, but in the future, we may decide to charge $25 for the second and each subsequent transfer within a calendar month. Premium taxes are not reflected. Currently, we deduct premium taxes (which range from 0% to 3.5%) from Contract Value upon full surrender, death or annuitization.

3. To reflect the Contract Administration Charge in the Examples, we applied an equivalent percentage charge, which we calculated by dividing the total amount of Contract Administration Charges expected to be collected during a year by the total estimated average net assets of the Subaccounts and the Fixed Account attributable to the Contracts.

4.   The Examples reflect any Free Withdrawal Amounts.

================================================================================
Neither the fee tables nor the Examples should be considered representations of past or future expenses. Your actual expenses may be greater or less than those shown. Similarly, the annual rate of return of 5% assumed in the example is not an estimate or guarantee of future investment performance.
================================================================================

                    QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT

The following are answers to some of the questions you may have about some of the more important features of the Contract. The Contract is more fully described in the rest of the Prospectus. Please ready the Prospectus carefully.


1. What is the Contract?

The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. The Contract is available for non-qualified or qualified retirement plans. The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the annuity payment options described in Answers to Questions. The Contract Value accumulated under your Contract during the Accumulation Period will be used to determine the amount of your annuity payments during the Annuity Period.

Your premiums are invested in one or more of the Subaccounts of the Separate Account or allocated to the Fixed Account, as you instruct us. The value of your Contract will depend on the investment performance of the Subaccounts and the amount of interest we credit to the Fixed Account.

Each Subaccount will invest in a single investment portfolio (a "Portfolio") of a mutual fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts allocated to the Subaccounts.

In some states, you may allocate all or part of the value of your Contract to what we call the "Fixed Account". We guarantee that we will credit interest on amounts allocated the Fixed Account at an effective annual rate of at least 3%. We may credit a higher rate of interest. The Fixed Account offers you an opportunity to protect your principal and earn at least a guaranteed rate of interest.

2. What annuity options does the Contract offer?

You may receive annuity payments on a fixed or a variable basis or a combination of the two. We offer a variety of annuity options including:

     (a)  a life annuity;

     (b)  a life annuity with payments  guaranteed for five to twenty years;

     (c)  a joint and full Survivorship annuity; and

     (d)  fixed payments for a specified period of five to twenty-five years.

Call us to inquire about other options.

You may change your annuity option at any time prior to annuitization. You may select the date to annuitize the Contract. The date you select, however, may be no later than the later of the tenth Contract Anniversary or the tenth day of the month following the Annuitant's 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply. In addition, we can refuse to permit you to select a date within two years of our issuing your Contract, unless the law requires us to permit it.

If you select annuity payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Subaccounts you have selected. The fixed portion of your annuity payments, on the other hand, generally will equal in amount to the initial payment we determine. Contract Value that is allocated to the Fixed Account at the end of the Accumulation Period cannot be applied to a variable annuity payment option. Accordingly, if you wish to apply any portion of your Fixed Account balance to a variable annuity payment option, you should plan ahead and transfer that amount from the Fixed Account to the Separate Account before you annuitize the Contract.

3. How do I buy a Contract?

You can obtain a Contract application from your Lincoln Benefit agent. You must pay at least $1,200 in premiums during the first Contract Year. Premium payments must be at least $100, unless you enroll in an automatic payment plan. Your periodic payments in an automatic payment plan must be at least $25 per month. We may lower these minimums at our sole discretion. We will not issue a Contract to you if either you or the Annuitant are age 86 or older before we receive your application.

4. What are my investment choices under the Contract?

You can allocate and reallocate your investment among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the following Portfolios:


Fund                       Portfolio
--------------------------------------------------------------------------------
Janus Aspen Series         Flexible Income Portfolio
                           Balanced Portfolio
                           Growth Portfolio
                           Aggressive Growth Portfolio
                           Worldwide Growth Portfolio
--------------------------------------------------------------------------------
Fidelity Variable          Money Market Portfolio
Insurance                  Equity-Income Portfolio
Products Fund              Growth Portfolio
                           Overseas Portfolio
--------------------------------------------------------------------------------
Fidelity Variable          Asset Manager Portfolio
Insurance                  Contrafund Portfolio
Products Fund II           Index 500
--------------------------------------------------------------------------------
IAI Retirement             IAI Regional Portfolio
Funds, Inc                 IAI Balanced Portfolio
                           IAI Reserve Portfolio
--------------------------------------------------------------------------------
Federated Insurance        Federated Utility Fund II
Management Series          Federated U.S. Government Securities II
                           Federated High Income Bond Fund II
--------------------------------------------------------------------------------
Scudder Variable           Bond Portfolio Class A
  Life Investment          Balanced Portfolio Class A
  Fund
--------------------------------------------------------------------------------
Alger American             Small Capitalization Portfolio
  Fund                     MidCap Growth Portfolio
                           Growth Portfolio
                           Leveraged AllCap Portfolio
                           Income and Growth Portfolio
--------------------------------------------------------------------------------

Some of the Portfolios described in this Prospectus may not be available in your Contract. Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.


In addition, the Fixed Account is available in some states.

5. What are my expenses under the Contract?

CONTRACT ADMINISTRATION CHARGE. During the Accumulation Period only, each year we subtract $25 from your Contract Value as an annual contract administration charge. We cannot increase the amount of this charge.

ADMINISTRATIVE EXPENSE CHARGE AND MORTALITY AND EXPENSE RISK ChARGE. We impose a mortality and expense risk charge at an annual rate of 1.25% of average daily net assets and an administrative expense charge at an annual rate of .15% of average daily net assets. These charges are assessed each day during the Accumulation Period and the Annuity Period. We guarantee that we will not raise these charges.

TRANSFER FEE. We currently do not charge a transfer fee. The Contract permits us to charge you up to $25 per transfer for each transfer after the first transfer in each month.


WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE). During the Accumulation Period, you may withdraw all or part of the value of your Contract before your death or, if the Contract is owned by a company or other legal entity, before the Annuitant's death. The Withdrawal Charge, which is a contingent deferred sales charge, will vary depending on how many complete years have passed since you paid the Purchase Payment being withdrawn. The Withdrawal Charge applies to each Purchase Payment for seven complete years from the date of the Payment (each a "Contribution Year")

       Contribution              Applicable
            Year                    Charge
             1-2                    7%
               3                    6%
               4                    5%
               5                    4%
               6                    3%
               7                    2%
               8+                   0%

In determining Withdrawal Charges, we will deem your Purchase Payments to be withdrawn on a first-in first-out basis.


Certain withdrawals may be made without payment of any Withdrawal Charge. We may impose a Withdrawal Charge upon annuitization only if you select an annuity option under which we will make payments for a fixed period of less than five years. In some states, we also may waive the Withdrawal Charge under our confinement waiver benefit. Additional restrictions and costs may apply to Contracts issued in connection with qualified plans. In addition, withdrawals may trigger tax liabilities and penalties. You should consult with your tax counselor to determine what effect a withdrawal might have on your tax liability.

In most states, each year, free of Withdrawal Charge, you may withdraw:

(a)  the greater of:

     - 15% of your total Purchase Payments made in the most recent seven years, if permitted under state law; or

     -    earnings not previously withdrawn; plus

(b) an amount equal to your total Purchase Payments made more than seven years ago, to the extent not previously withdrawn.

Because of differences in state law, in some states we substitute 10% in this formula.


PREMIUM TAXES. Certain states impose a premium tax on annuity purchase payments received by insurance companies. Any applicable premium taxes are deducted from the value of your Contract upon surrender, death, or annuitization. State premium taxes generally range from 0% to 3.5%.

OTHER EXPENSES. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

6. How will my investment in the Contract be taxed?
You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

7. Do I have access to my money?
At any time during the Accumulation Period, we will pay you all or part of the value of your Contract, minus any applicable charge, if you surrender your Contract or request a partial withdrawal. Under some plans, you may also take a loan against the value of your Contract. Generally, a partial withdrawal must equal at least $250. Under our Systematic Withdrawal Program, however, the minimum amount of each withdrawal payment is $50.

While you have access to your money during the Accumulation Period, certain charges, such as the contract administration charge, the Withdrawal Charge, and premium tax charges may be deducted on a surrender or withdrawal. In addition, you may incur federal income tax liability or tax penalties.

After annuitization, under certain settlement options you may be entitled to withdraw the commuted value of the remaining payments.

8. What is the death benefit?

We will pay a death benefit while the Contract is in force and before the Annuity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a natural person. To obtain payment of the Death Benefit, the Beneficiary must submit to us written proof of death as specified in the Contract.

The death benefit is the greater of 1) the "floor value" or 2) the Contract Value less any premium tax. During the first seven years of the Contract, the floor value is equal to your total Purchase Payments less prior withdrawals, all accumulated at 4% per year until the Contract Anniversary next following your 75th birthday and at 0% per year thereafter. If the Contract Value exceeds the floor value on the seventh Contract Anniversary, the floor value will be raised to the level of the Contract Value and, in subsequent years, the floor value will be calculated using the "stepped up" value in place of the actual Purchase Payments and withdrawals during the first seven Contract years.

We will determine the value of the death benefit on the day that we receive all of the information that we need to process the claim.

9. What else should I know?

ALLOCATION OF PURCHASE PAYMENTS. You allocate your initial Purchase Payment among the Subaccounts and the Fixed Account in your Contract application. Percentages must be in whole numbers and the total allocation must equal 100%. When you make subsequent Purchase Payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

TRANSFERS. During the Accumulation Period, you may freely transfer Contract Value among the Subaccounts and from the Subaccounts to the Fixed Account. You may instruct us to transfer Contract Value by writing or calling us. While you may also transfer amounts from the Fixed Account, certain restrictions may apply. No transfers are permitted after the Annuity Date.

You may also use our automatic dollar cost averaging or portfolio rebalancing programs. You may not use both programs at the same time.

Under the dollar cost averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Subaccount of your choosing to up to eight options, including other Subaccounts or the Fixed Account. Transfers may be made monthly, quarterly, or annually.

Under the portfolio rebalancing program, you can maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semiannually, annually) that you specify. You may not elect rebalancing after annuitization.

FREE-LOOK PERIOD. You may cancel the Contract by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value may be more or less than your Purchase Payments. In some states, we are required to send you the amount of your Purchase Payments. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances.


10. Who can I contact for more information? You can write to us at Lincoln Benefit Life Company, P.O. Box 82532, Lincoln, Nebraska 68501-2532, or call us at (800) 525-9287.

                         CONDENSED FINANCIAL INFORMATION

Attached as Appendix A is a table showing selected information concerning Accumulation Unit Values for each Subaccount for 1994, 1995, 1996, 1997 and 1998. Accumulation Unit Value is the unit of measure that we use to calculate the value of your interest in a Subaccount. Accumulation Unit Value does not reflect the deduction of certain charges that are subtracted from your Contract Value, such as the Contract Administration Charge. To obtain a fuller picture of each Subaccount's finances and performance, you should also review the Separate Account's financial statements, which are in the Separate Account's Annual Report dated as of December 31, 1998, contained in the Statement of Additional Information. The Statement of Additional Information also includes a brief explanation of how performance of the Subaccounts is calculated.

DESCRIPTION OF THE CONTRACTS

Summary. The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional Purchase Payments. In addition, the Contract Value will change to reflect the performance of the Subaccounts to which you allocate your Purchase Payments and your Contract Value, as well as to reflect interest credited to amounts allocated to the Fixed Account. You may withdraw your Contract Value by making a partial withdrawal or by surrendering your Contract. Upon Annuitization, we will pay you benefits under the Contract in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.

Contract Owner. As the Contract Owner you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are also the person entitled to receive benefits under the Contract or choose someone else to receive benefits. If your Contract was issued under a Qualified Plan, however, the Plan may limit or modify your rights and privileges under the Contract and may limit your right to choose someone else to receive benefits. We will not issue a Contract to a purchaser who has attained age 86, or where the Annuitant has attained age 86.

Annuitant. The Annuitant is the living person whose life span is used to determine annuity payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before annuity payments begin. If your Contract was issued under a plan qualified under Section 403(b), 408, or 408A of the Tax Code, you must be the Annuitant. You may also designate a Joint-Annuitant, who is a second person on whose life annuity payments depend. Additional restrictions may apply in the case of Qualified Plans. If you are not the Annuitant and the Annuitant dies before annuity payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. You must attest that the Annuitant is alive in order to annuitize your Contract.

Modification of the Contract. Only a Lincoln Benefit Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract.

We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

Assignment. Before the Annuity Date, if the Annuitant is still alive, you may assign a Contract issued under a Non-Qualified Plan that is not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"). If a Contract is issued pursuant to a Qualified Plan or a Non-Qualified Plan that is subject to Title 1 of ERISA, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.

We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.

Because of the potential tax consequences and ERISA issues arising from an assignment, you should consult with an attorney before trying to assign your Contract.

Free Look Period. You may cancel the Contract by returning it to us within 10 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your agent or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value at that time may be more or less than your Purchase Payments. In some states, if you exercise your "free look" rights, we are required to return the amount of your Purchase Payments. Your Contract will contain specific information about your free-look rights in your state.

PURCHASES AND CONTRACT VALUE

Minimum Purchase Payment. The minimum initial Purchase Payment for a Contract is $1,200. You may pay it in a lump sum or in installments of your choice over the first Contract Year. You may not pay more than $1 million in Purchase Payments without our prior approval. As a general rule, subsequent Purchase Payments may be made in amounts of $100 or more. Subsequent Purchase Payments made as part of an Automatic Payment Plan, however, may be as small as $25 per month. We may lower these minimums if we choose. We may refuse any Purchase Payment at any time.

Automatic Payment Plan. You may make scheduled Purchase Payments of $25 or more per month by automatic payment through your bank account. Call or write us for an enrollment form.

Allocation of Purchase Payments. Your Purchase Payments are allocated to the Subaccount(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Contract application. Percentages must be in whole numbers and the total allocation must equal 100%. We will allocate your subsequent Purchase Payments in those percentages, until you give us new allocation instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

If your application is complete, we will issue your Contract within two business days of its receipt at our P.O. Box shown on the first page of this prospectus. If your application for a Contract is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your Purchase Payment, unless you expressly permit us to take a longer time.

Usually, we will allocate your initial Purchase Payment to the Subaccounts and the Fixed Account, as you have instructed us, on the Issue Date. We will allocate your subsequent Purchase Payments on the date that we receive them at the next computed Accumulation Unit Value.

In some  states,  however,  we are  required  to return at least  your  Purchase
Payment if you cancel your Contract during the "free-look" period. In those states, we currently will allocate your Purchase Payments on the Issue Date as you have instructed us, as described above. In the future, however, we reserve the right, if you live in one of those states, to allocate all Purchase Payments received during the "free-look period" to the Fidelity Money Market Subaccount. If we exercise that right and your state's free look period is ten days, we will transfer your Purchase Payments to your specified Subaccounts or the Fixed Account 20 days after the Issue Date; if your state's free look period is longer, we will transfer your Purchase Payment after ten days plus the period required by state law have passed.

We determine the number of Accumulation Units in each Subaccount to allocate to your Contract by dividing that portion of your Purchase Payment allocated to a Subaccount by that Subaccount's Accumulation Unit Value on the Valuation Date when the allocation occurs.

Contract Value. We will establish an account for you and will maintain your account during the Accumulation Period. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Subaccounts you have selected, plus the value of your interest in the Fixed Account.

Separate Account Accumulation Unit Value. As a general matter, the Accumulation Unit Value for each Subaccount will rise or fall to reflect changes in the share price of the Portfolio in which the Subaccount invests. In addition, we subtract from Accumulation Unit Value amounts equal to the Mortality and Expense Risk Charge, Administrative Expense Charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value. We determine Withdrawal Charges, Transfer Fees and Contract Administration Charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.

We determine a separate Accumulation Unit Value for each Subaccount. If we elect or are required to assess a charge for taxes, a separate Accumulation Unit Value may be calculated for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Subaccount. We will determine the Accumulation Unit Value Monday through Friday on each day that the New York Stock Exchange is open for business.


You should refer to the prospectuses for the Portfolios which accompany this prospectus for a description of how the assets of each Portfolio are valued, since the determination has a direct bearing on the Accumulation Unit Value of the corresponding Subaccount and, therefore, your Contract Value.


Transfer During Accumulation Period. During the Accumulation Period, you may transfer Contract Value among the Fixed Account and Subaccounts in writing or by telephone. YOU MAY NOT MAKE A TRANSFER AFTER THE ANNUITY DATE. Currently, there is no minimum transfer amount. The Contract permits us to set a minimum transfer amount in the future.


As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day. We close our offices for business on certain days immediately preceding or following certain national holidays when the NYSE is open for business. For calendar year 1999, our offices will be closed on July 5th, November 26th, December 24th and December 31st. For transfers requested on these days, we will make the transfer on the first subsequent day on which we and the NYSE are open.


We have established special requirements for transfers from the Fixed Account. You may make a lump sum transfer from the Fixed Account to the Subaccounts only during the 60 day period beginning on the Issue Date and each Contract Anniversary. Transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing Program may occur at any time at the intervals you have selected.

The maximum amount which may be transferred as a lump sum from the Fixed Account during a Contract Year usually is the greater of:

     - 30% of the Fixed Account balance on the most recent Contract Anniversary; or

     - the largest amount transferred from the Fixed Account in any prior Contract Year.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Subaccounts. In that case, the maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer. We may waive or modify these restrictions on transfers from the Fixed Account. You may not transfer Account Value or allocate new Purchase Payments into the Fixed Account, if transfers are being made out under the Dollar Cost Averaging program.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Subaccount(s), if on any Contract Anniversary either (a) or (b) is true:

(a) The interest rate on the Fixed Account is lower than it was on the Contract Anniversary one year previously or if on the First Contract Anniversary that interest rate is lower than it was on the Issue Date; or

(b)  The credited interest rate is less than 4%.

We will notify you by mail if (a) or (b) occurs. You may request a transfer for 60 days following the date we mail notification to you.

The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us. Also, we may restrict transfers from the Subaccounts to the Fixed Account in each Contract Year to no more than 30% of the total Subaccount balances as of the most recent Contract Anniversary. We currently are not imposing this restriction on transfers from the Subaccounts.

Transfers Authorized by Telephone. You may make transfers by telephone, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day on which we and the NYSE are open for business, at that day's price.

We may charge you the Transfer Fee described on page [32] below, although we currently are waiving it. In addition, we may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

Automatic Dollar Cost Averaging Program. Under our Automatic Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Subaccount (the "Source Subaccount") of your choosing to up to eight options, including other Subaccounts or the Fixed Account. The interval between transfers may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount from the Source Subaccount is $100. We may change this minimum or grant exceptions. If you elect this program, the first transfer will occur one interval after your Issue Date.

Your request to participate in this program will be effective when we receive your completed application or service request form at the P.O. Box given on the first page of this prospectus. Call or write us for a copy of the application. You may increase, decrease or change the frequency or amount of Purchase Payments under a Dollar Cost Averaging Program. Special restrictions apply to transfers from the Fixed Account. They are explained on pages 15-16 above.

The theory of dollar cost averaging is that you will purchase greater numbers of units when the unit prices are relatively low rather than when the prices are higher. As a result, when purchases are made at fluctuating prices, the average cost per unit is less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program; nor will it prevent or necessarily reduce losses in a declining market. You may not use dollar cost averaging and portfolio rebalancing at the same time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Subaccount and/or the Fixed Account at a pre-set level. For example, you could specify that 30% of your Contract Value should be in the Balanced Portfolio, 40% in the Growth Portfolio-Janus Aspen Series and 30% in Federated High Income Bond Fund II. Over time, the variations in each Subaccount's investment results will shift the balance of your Contract Value allocations. Under the portfolio rebalancing feature, if the changes from your desired percentages pass a threshold we establish, we will automatically transfer your Contract Value, including new premium (unless you specify otherwise), back to the percentages you specify. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may choose to have rebalances made monthly, quarterly, semi-annually, or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize. No Transfer Fees will be charged for portfolio rebalancing. No more than eight Subaccounts, or seven Subaccounts and the Fixed Account, can be included in a portfolio rebalancing program at one time.

In any Contract Year, transfers from the Fixed Account under a portfolio rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account reaches that limit before the end of a Contract Year, we will not transfer additional amounts from the Fixed Account for portfolio rebalancing purposes until the next Contract Year.

You may request portfolio rebalancing at any time before your Annuity Date by submitting a completed written request to us at the P.O. Box given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop portfolio rebalancing, you must wait 30 days to begin again. In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month. If you do not specify a date for your first rebalancing, your first rebalance will occur one period after the Issue Date, if you request portfolio rebalancing in your Contract application. Otherwise, your first rebalancing will occur one period after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary Date.

Generally, you may change the allocation percentages, frequency, or choice of Subaccounts at any time. If you include the Fixed Account in a portfolio rebalancing program, however, in any given twelve-month period you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If the total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of portfolio rebalancing. You may not use dollar cost averaging and portfolio rebalancing at the same time. We may change, terminate, limit, or suspend portfolio rebalancing at any time.

THE INVESTMENT AND FIXED ACCOUNT OPTIONS

Separate Account Investments

The Portfolios. Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy. Appendix B contains a description of how advertised performance data for the Subaccounts are computed.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Subaccounts of the Separate Account.

Alger American Fund (Investment advisor:  Fred Alger Management, Inc.)

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks primarily to provide a high level of dividend income. Capital appreciation is a secondary objective of the Portfolio. Except during temporary defensive periods, the Portfolio attempts to invest 100%, and it is a fundamental policy of the Portfolio to invest at least 65%, of its total assets in dividend paying equity securities.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600
Index. The portfolio may invest its remaining assets in equity securities of companies that, at the time of purchase, have total market capitalization outside of this combined range.


ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation. Except during temporary defensive periods, the portfolio invests at least 65% of its total assets in equity securities of companies that have total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that have total market capitalization of less than $1 billion.

ALGER AMERICAN MIDCAP GROWTH seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that have total market capitalization within the range of companies included in the S&P MidCap 400 Index.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and put options on securities and securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities.

Janus Aspen Series (investment adviser:  Janus Capital Corporation)

FLEXIBLE INCOME PORTFOLIO seeks to maximize total return from a combination of current income and capital appreciation, with an emphasis on current income. This Portfolio invests in all types of income-producing securities. This Portfolio may have substantial holdings of debt securities rated below investment grade. Investments in such securities present special risks; you are urged to carefully read the risk disclosure in the accompanying prospectus for the Portfolio before allocating amounts to the Janus Flexible Income Subaccount.

BALANCED PORTFOLIO seeks long-term growth of capital balanced by current income. This Portfolio usually invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of a large number of issuers of any size. Generally, this Portfolio emphasizes issuers with larger market capitalizations.

AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital. It is a non-diversified fund. It usually invests at least 50% of its equity assets in securities issued by medium-sized companies, which are companies whose market capitalizations at the time of purchase by the Portfolio fall within the same range as companies in the S&P MidCap 400 Index. This range is expected to change on a regular basis. This Portfolio may invest its remaining assets in smaller or larger issuers.

WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of common stocks of foreign and domestic issuers of any size. This Portfolio usually invests in issuers from at least five different countries including the United States.

Fidelity  Variable  Insurance  Products  Fund  (investment   adviser:   Fidelity
Management & Research Company)

MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. This Portfolio will invest in high-quality U.S. dollar-denominated money market securities of domestic and foreign issues, including U.S. Government securities and repurchase agreements.

EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. The goal is to achieve a higher yield than the composite yield of the S&P 500 Composite Stock Price Index. At least 65% of this Portfolio's assets will be invested in income producing common or preferred stock. The fund has the flexibility, however, to invest the balance in all types of domestic securities, including bonds.

GROWTH PORTFOLIO seeks to achieve capital appreciation. This Portfolio usually purchases common stocks, although its investments are not restricted to any one type of security.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. At least 65% of this Portfolio's assets will be invested in securities of issuers outside of the United States. The fund normally diversifies its investments across different countries and regions.

Fidelity Variable Insurance Products Fund II (investment adviser: Fidelity Management & Research Company)


ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short-term money market securities. Usually, this Portfolio's assets will be allocated within the following guidelines: 50-100% in stocks (equities); 0-50% in bonds (intermediate to long-term); and 0-50% in short-term instruments.

CONTRAFUND PORTFOLIO seeks capital appreciation by investing mainly in equity securities of companies whose value the Portfolio's adviser believes is not fully recognized by the public. This Portfolio usually invests primarily in common stock of domestic and foreign issuers, but it may invest in other types of securities.


VIP II INDEX 500 PORTFOLIO seeks long-term capital growth through the purchase of a portfolio that broadly represents the U.S. stock market, as measured by the S&P 500. By investing to match the return of the S&P 500, the portfolio seeks to keep expenses low. The portfolio does not expect to achieve potentially greater results than could be obtained by a fund that aggressively seeks growth.

IAI Retirement Funds, Inc. (investment adviser:  Investment Advisers, Inc.)

IAI REGIONAL PORTFOLIO seeks capital appreciation by investing at least 80% of its equity investments in companies that have their headquarters in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota or South Dakota.

IAI BALANCED PORTFOLIO'S investment objective is to maximize total return to investors. This Portfolio pursues its objective by investing in a broadly diversified portfolio of stocks, bonds and short-term instruments. Under normal market conditions, the Portfolio will hold between 25% and 75% of its assets in stocks and other equity securities, between 25% and 75% of its assets in bonds and other fixed income securities, and up to 50% of its assets in short-term instruments.

IAI RESERVE PORTFOLIO'S investment objectives are to provide its shareholders with high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. This Portfolio pursues its investment objectives by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. This Portfolio's dollar weighted average maturity will not exceed twenty-five (25) months.

Federated Insurance Management Series (investment adviser:  Federated Advisers)

FEDERATED UTILITY FUND II'S investment objective is to achieve high current income and moderate capital appreciation. The Portfolio invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy, as well as those companies that provide communications facilities, such as telephone and telegraph companies.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II'S investment objective is to provide current income. The Portfolio invests in direct obligations of the U.S. Government or its agencies or instrumentalities, and securities guaranteed by the U.S. Government, its agencies, or instrumentalities. This Portfolio may also invest in certain collateralized mortgage obligations ("CMOs") and repurchase agreements.

FEDERATED HIGH INCOME BOND FUND II'S investment objective is to seek high current income. This Portfolio invests at least 65% of its assets in lower rated corporate debt obligations, such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. Some of these fixed income securities may involve equity features. Under normal circumstances, this Portfolio will not invest more than 10% of the value of its total assets in equity securities.

Scudder Variable Life Investment Fund (investment adviser: Scudder, Kemper Investments Inc., Stevens & Clark, Inc.) The Scudder Variable Life Investment Fund has two classes of shares. The Subaccounts invest in Class A shares, which do not impose distribution fees.

BOND PORTFOLIO seeks high income from a high quality portfolio of debt securities. Under normal circumstances, this Portfolio invests at least 65% of its assets in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. This Portfolio can invest in a broad range of short, intermediate and long term securities.

BALANCED PORTFOLIO seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk. The Portfolio will invest its assets in the following three market sectors: 1) equity securities; 2) debt securities with maturities generally exceeding one year; and 3) money market instruments and other debt securities with maturities generally not exceeding thirteen months. Not more than 75% of this Portfolio's net assets may be invested in stocks or other equity investments. Generally, 25% - 50% of the Portfolio's net assets are invested in bonds.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the net Purchase Payments you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.

Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, before the Annuity Date, you are the person entitled to give voting instructions. After the Annuity Date, the payee is that person.
Retirement plans, however, may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.


In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.


This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

Substitution of Securities. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

(a)  to operate the Separate Accounts in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer asserts from one Subaccount to another, or from any subaccount to our general account;

(d)  to add, combine, or remove Subaccounts in the Separate Account; and

(e) to change the way in which we assess charges, as long as the total charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT. THE PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJEcT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SEC. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Allstate Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We will credit interest to amounts allocated to the Fixed Account. We guarantee that the interest rate credited to the Fixed Account will be at least an annual effective rate of 3%. We may credit interest at a higher rate, but we are not obligated to do so. You assume the risk that interest credited to the Fixed Account may be no higher than 3%.

Transfers from the Fixed Account are subject to the limitations described on pages [15-16] above. Also, as described on page [16] above, we may delay payment of partial withdrawals or Surrender Value from the Fixed Account for up to 6 months.

ANNUITY BENEFITS


Annuity Date. On your application you may select the Annuity Date, which is the date on which annuity payments are to begin. The Annuity Date must always be the business day on or immediately following the tenth day of a calendar month. We may require you to pick an Annuity Date at least two years after the Issue Date, unless the law requires us to permit you to pick an earlier date.


The Annuity Date may be no later than the Latest Annuity Date. As a general rule, the Latest Annuity Date is the later of the 10th Contract Anniversary or the 10th day of the month following the Annuitant's 90th birthday. If your Contract was issued pursuant to a Qualified Plan, however, the Tax Code generally requires you to begin to take at least a minimum distribution by the later of:

-    the year of your separation from service; or

- April 1 of the calendar year following the calendar year in which you attain age 70 1/2.

If your Contract is issued pursuant to Section 408 of the Tax Code  (traditional
IRAs), you must begin taking minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. No minimum distributions are required by the Tax Code for Contracts issued pursuant to
Section 408A (Roth IRAs).

If you are in a Qualified Plan, we may require you to annuitize by the date required by the Tax Code, unless you show us that you are meeting the minimum distribution requirements in some other way.

If you do not select an Annuity Date, the Latest Annuity Date will automatically become the Annuity Date. You may change the Annuity Date by writing to us at the address given on the first page of the prospectus.

Deferment of Payments. We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear. We may defer making Fixed Annuity payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit interest at a rate at least as high as state law requires.

Annuity Options. You may elect an Annuity Option at any time before the Annuity Date. If you do not select an Annuity Option, we will pay monthly annuity payments in accordance with the applicable default option. The default Options are:

- Option B with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

-    Option C, if you have designated joint Annuitants.

You may freely change your choice of Annuity Option, as long as you request the change at least seven days before the Annuity Date. Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. If the amount available to apply under an Annuity Option is less than $5,000, however, and state law permits, we may pay you a lump sum instead of the periodic payments you have chosen. In addition, if the first annuity payment would be less than $50, and state law permits us, we may reduce the frequency of payments so that the initial payment will be at least $50.


You may not withdraw Contract Value during the annuity period, if we are making payments to you under any Annuity Option involving payment to the Payee for life or any combination of payments for life and minimum guaranteed payment period for a predetermined number of years.


The following four Annuity Options are generally available under the Contract. Each is available in the form of:

-        a Fixed Annuity;
-        a Variable Annuity; or
-        a combination of both Fixed and Variable Annuity.

OPTION A, LIFE ANNUITY. Periodic payments are made during the Annuitant's life, starting with the Annuity Date. No payments will be made after the Annuitant dies. It is possible for the payee to receive only one payment under this option, if the Annuitant dies before the second payment is due.

OPTION B, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5 TO 20 YEaRS. Periodic payments are made starting on the Annuity Date. Payments will continue at least as long as the Annuitant lives. Under this option, before the Annuity Date you select a guaranteed payment period or, if you do not select a guarantee period, payments are guaranteed for 120 months. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary.

OPTION C, JOINT AND FULL SURVIVOR ANNUITY. Periodic payments are made starting with the Annuity Date. Payments will continue as long as either the Annuitant or the joint Annuitant is alive. Payments will stop when both the Annuitant and the joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment, if both Annuitants die before the second payment is due.


OPTION D, PAYMENTS FOR A SPECIFIED PERIOD CERTAIN, 5 YEARS TO 25 YEARS. Periodic payments are made starting on the Annuity Date, and continue for the period you have chosen. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary. If you elect this option and request Variable Annuity payments, at any time before the period expires you may request a lump sum payment, subject to a Withdrawal Charge. We will charge a Withdrawal Charge on any portion of your lump sum payment attributable to Purchase Payments made within the prior seven years. The amount of the Withdrawal Charge will be determined as described in "Withdrawal Charges on pages [ ] below. If you elected Variable Annuity Payments, the lump sum payment after Withdrawal Charge will depend on:

-    the investment results of the Subaccounts you have selected,

-    the Contract Value at the time you elected annuitization,

-    and the cumulative value of the annuity payments you have received.

No lump sum payment is available if you request Fixed Annuity payments.


Fixed Account Contract Value will be applied to provide a Fixed Annuity. You may want to plan ahead and transfer amounts to the Subaccounts, if you do not wish to apply that Contract Value to a Fixed Annuity. If you purchased your Contract under a retirement plan, you may have a more limited selection of Annuity Options to choose from. You should consult your Plan documents to see what is available.

Annuity payments begin on the Annuity Date. We make subsequent annuity payments on the tenth of the month or, if the NYSE is closed on that day, the next day on which the NYSE is open for business.

You may not "annuitize" your Contract for a lump sum payment. Instead, before the Annuity Date you may surrender your Contract for a lump sum. As described in pages [32-34] below, however, we will subtract any applicable Withdrawal Charge from your surrender proceeds.

Other Options. We may have other Annuity Options available. You may obtain information about them by writing or calling us.

If your Contract is issued under Sections 401, 403(b), 408, or 408A of the Tax Code, we will only make payments to you and/or your spouse.

Death Benefit During Annuity Period. After annuity payments begin, upon the death of the Annuitant and any Joint Annuitant, we will make any remaining annuity payments to the Beneficiary. The amount and number of these annuity payments will depend on the Annuity Option in effect at the time of the Annuitant's death. For example, Options B and D require us to make payments for a guaranteed period, even if the Annuitant dies before the end of that period. On the other hand, under Options A and C, we are not obligated to make any additional annuity payments once all of the Annuitants have died. After the Annuitant's death, any remaining interest will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death. In our discretion, we may permit the Beneficiary to accelerate the remaining payments at a discounted rate reflecting the time value of money.

Variable  Annuity  Payments.  One basic  objective of the Contract is to provide
Variable Annuity payments which will to some degree respond to changes in the economic environment. The amount of your Variable Annuity payments will depend upon the investment results of the Subaccounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option chosen. We guarantee that the Payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

We cannot predict the total amount of your Variable Payments. The Variable Payments may be more or less than your total Purchase Payments because (a) Variable Payments vary with the investment results of the underlying Portfolios;
(b) you bear the investment risk with respect to all amounts allocated to the Separate Account; and (c) Annuitants may die before their actuarial life expectancy is achieved.

The length of any guaranteed payment period under your selected Annuity Option will affect the dollar amounts of each Variable Payment. As a general rule, longer guarantee periods result in lower periodic payments, all other things being equal. For example, if a life Annuity Option with no minimum guaranteed payment period is chosen, the Variable Payments will be greater than Variable Payments under an Annuity Option for a minimum specified period and guaranteed thereafter for life.

The investment results of the Subaccounts to which you have allocated your Contract Value will also affect the amount of your periodic payment. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3 1/2%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the Variable Payments will decrease. The dollar amount of the Variable Payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the Variable Payments will increase if the net investment return exceeds the assumed investment rate.

Fixed Annuity Payments. You may choose to apply a portion of your Annuitized Value to provide Fixed Annuity payments. We determine the Fixed Annuity payment amount by applying the applicable Annuitized Value to the Annuity Option you have selected. As a general rule, subsequent Fixed Annuity payments will be equal in amount to the initial payment. We may defer making Fixed Annuity payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit interest at a rate at least as high as state law requires.

Certain Employee Benefit Plans. In some states, the Contracts offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age. In certain employment-related situations, however, the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS requires employers to use annuity tables that do not vary on the basis of sex. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan we offer unisex annuity tables in your state. You should consult with legal counsel as to whether the purchase of a Contract is appropriate under NORRIS.

OTHER CONTRACT BENEFITS

Death Benefit.  We will pay the Death Benefit, if:

(1)      the Contract is in force;

(2)      annuity payments have not begun; and

(3)      either:

          (a)  you die; or

          (b) if the Contract is owned by a company or other legal entity, the Annuitant dies.

A claim for a Death Benefit must be submitted before the Annuity Date. To claim the Death Benefit, the Beneficiary must provide us with "Due Proof of Death." We will accept the following documentation as Due Proof of Death:

-    a certified original copy of the Death Certificate;

-    a certified copy of a court decree as to the finding of death; or

- a written statement of a medical doctor who attended the deceased at the time of death.

In addition, in our discretion we may accept other types of proof.

If the Beneficiary is a natural person, the Beneficiary may choose from the following alternative ways of receiving the Death Benefit:

-    the Beneficiary may receive the Death Benefit as a lump sum payment;

- the Beneficiary may apply the Death Benefit to receive a series of equal periodic payments over the life of the Beneficiary or a fixed period no longer than the Beneficiary's life expectancy. The payments must begin within one year of your death.

- If there is only one Beneficiary, he or she may defer payment of the Contract Value for up to five years from the date of death. Any remaining funds must be distributed at the end of the five-year period. An Annuitant is necessary for this option. If prior to your death you were the Annuitant, the Beneficiary will become the new Annuitant.

In addition, if your spouse is the Beneficiary, he or she may choose to continue the Contract as the new Contract Owner. If prior to your death you were the Annuitant, your surviving spouse becomes the new Annuitant. The surviving spouse may also select one of the options listed above.

If the Beneficiary is a company, trust, or other legal entity, then the Beneficiary must receive the Death Benefit in a lump sum, and the options listed above are not available.

Different  rules may apply to  Contracts  issued in  connection  with  Qualified
Plans.

We determine the Death Benefit as of the date of settlement. The date of settlement is the date on which we receive all necessary forms and proof of claim. The Death Benefit is the greater of 1) the "floor value" or 2) the Contract Value less any premium tax. During the first seven years of the Contract, the floor value is equal to your total Purchase Payments less prior withdrawals, all accumulated at 4% per year before the Contract Anniversary next following your 75th birthday and at 0% per year thereafter. If the Contract Value exceeds the floor value on the seventh Contract Anniversary, the floor value will be raised to the level of the Contract Value and, in subsequent years, the floor value will be calculated using the "stepped up" value in place of the actual Purchase Payments and withdrawals during the first seven Contract years.

Beneficiary. You name the Beneficiary. You may name a Beneficiary in the application. You may change the Beneficiary or add additional Beneficiaries at any time before the Annuity Date. We will provide a form to be signed and filed with us.

Your changes in Beneficiary take effect when we receive them, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to a Beneficiary shown in our files or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you did not name a Beneficiary or if the named Beneficiary is no longer living, the Beneficiary will be:

- your spouse if he or she is still alive; or, if he or she is no longer alive,

-    your surviving children equally; or if you have no surviving children,

-    your estate.

If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. Different rules may apply to Contracts issued in connection with Qualified Plans.

Contract Loans For 401(a), 401(k), and 403(b) Contracts. Subject to the restrictions described below, we will make loans to the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Tax Code, or an Owner of a Contract purchased by a pension, profit-sharing, or other similar plan qualified under Section 401(a) of the Tax Code (a "401 Plan"), including a Section 401(k) plan, where a plan trustee is the Owner. Loans are not available under Non-qualified Contracts. We will only make loans after the free look period and before annuitization. All loans are subject to the terms of the Contract, the relevant Plan, and the Tax Code, which impose restrictions on loans.

We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be greater than the Surrender Value of your Contract on the date of the loan. In addition, we will not make a loan to you if the total of the requested loan and all of the plan participant's Contract loans under TSA plans and 401 plans is more than the lesser of (a) or (b) where:

(a) equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

(b)  equals the greater of $10,000 or 1/2 of the Surrender Value.

The minimum loan amount is $1,000.

You may request a Contract loan in writing. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Loans made before the Annuity Date are generally treated as distributions under the Contract, and may be subject to withholding and tax penalities for early distributions. Some of these requirements are stated in Section 72 of the Tax Code and Title 1 of ERISA. Please seek advice from your plan administrator or tax advisor.

When we make a loan, we will transfer an amount equal to the loan amount from the Separate Account and/or the Fixed Account to the Loan Account as collateral for the loan. You may select from which account(s) to transfer the loan value. If you do not give us instructions, we will first transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Subaccount. If your loan amount is greater than your interest in the Subaccounts, we will transfer the remaining required collateral from the Fixed Account. We will not charge a Withdrawal Charge on the loan or on the transfer from Separate Account or the Fixed Account.

We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) 3%; or (b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Subaccounts.

When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.

We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

(1)  the Death Benefit;

(2)  surrender proceeds;

(3)  the amount available for partial withdrawal; and

(4)  the amount applied on the Annuity Date to provide annuity payments.

You usually must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.

You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise.

If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount, incur the early withdrawal tax penalty, and be subject to mandatory 20% federal withholding.

If the total loan balance exceeds the Surrender Value, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.

We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.

Withdrawals (Redemptions). Except as explained below, you may redeem a Contract for all or a portion of its Contract Value before the Annuity Date. We may impose a Withdrawal Charge, which would reduce the amount paid to you upon redemption. The Withdrawal Charges are described on pages [32-34] below. In general, you must withdraw at least $250 at a time, unless you make withdrawals through our systematic withdrawal program. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Subaccount.

We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain Qualified Plans, as described on pages [38-39] below. Withdrawals also may be subject to a 10% penalty tax, as described in pages [39-40] below.

To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from us at the address and phone number given on the first page of this prospectus. For partial withdrawals, you may allocate the amount among the Subaccounts and the Fixed Account. Otherwise, we will allocate the amount of the partial withdrawal proportionately among the Subaccounts and the Fixed Account. We will not honor your request unless the required form includes your Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes.

If you request a total withdrawal, you must send us your Contract. We determine the Surrender Value based on the Contract Value next computed after we receive a properly completed surrender request. We will usually pay the Surrender Value within seven days after the day we receive a completed request Form. However, we may suspend the right of withdrawal from the Separate Account or delay payment for withdrawals for more than seven days in the following circumstances:

(1) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

(2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of Accumulation Unit Values is not reasonably practicable; or

(3) at any other time permitted by the SEC for your protection. In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months or a shorter period if required by law.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we delay payment from the Fixed Account for more than 30 days, we will pay interest as required by applicable law.

You may withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Tax Code) only in the following circumstances:

(1)  when you attain age 59 1/2;

(2)  when you terminate your employment with the plan sponsor;

(3)  upon your death;

(4)  upon your disability as defined in Section 72(m)(7) of the Tax Code; or

(5)  in the case of hardship.

If you seek a hardship withdrawal, you may only withdraw amounts attributable to your Purchase Payments; you may not withdraw any earnings. These limitations on withdrawals apply to:

(1)  salary reduction contributions made after December 31, 1988;

(2)  income attributable to such contributions; and

(3)  income attributable to amounts held as of December 31, 1988.

The limitations on withdrawals do not affect transfers between certain Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek tax advice regarding any withdrawals or distributions from Qualified Plans.

Substantially Equal Periodic Payments. In general, earnings on annuities are taxable as ordinary income upon withdrawal. As described in pages [35-40] below, a 10% tax penalty is imposed on certain "premature" payments under annuity contracts. The tax penalty applies to any payment received before age 59 1/2, to the extent it is includable in income and is not subject to an exception. The Tax Reform Act of 1986 clarified an exception to this tax penalty. This exception is known as "substantially equal periodic payments."

Generally, under this exception you may take "substantially equal periodic payments" before age 59 1/2 without incurring the tax penalty. These "payments" are withdrawals, as opposed to an annuitization of the Contract. Accordingly, you may need to pay a Withdrawal Charge on the amounts withdrawn. The circumstances in which Withdrawal Charges are due are described in pages [32-34] below.

To  qualify  for  this   exception,   the  payments   must  meet  the  following
requirements:

1) The payments must continue to the later of age 59 1/2 or for five (5) years.

2) Payments must be established under one of the approved methods detailed by the IRS in IRS Notice 89-25.

3) You must have separated from service, if you purchased your Contract under a qualified retirement plan or tax sheltered annuity.

If you modify the payment stream in any way, except for reason of death or disability, you will lose the exception. Modification includes changing the amount or timing of the payments, or making additional Purchase Payments. Any subsequent periodic payment will be subject to the penalty tax, unless it qualifies for a different exception. In addition, in the year of the modification, you may incur additional tax penalties (plus interest) that you would have been required to pay on the earlier payments if this exception had not applied.

Systematic Withdrawal Program. If your Contract was issued in connection with a Non-Qualified Plan or IRA, you may participate in our Systematic Withdrawal Program. You must complete an enrollment form and send it to us. You must complete the withholding election section of the enrollment form before the systematic withdrawals will begin. You may choose withdrawal payments of a flat dollar amount, earnings, or a percentage of Purchase Payments. Systematic withdrawals are treated the same as partial withdrawals for purposes of determining if a Withdrawal Charge applies. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis.

Depending on fluctuations in the net asset value of the Subaccounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

ERISA Plans. A married Participant may need spousal consent to receive a distribution from a Contract issued in connection with a Qualified Plan or a Non-Qualified Plan covered by to Title 1 of ERISA. You should consult an adviser.

Minimum Contract Value. If as a result of withdrawals your Contract Value is less than $250 and you have not made any Purchase Payments during the previous three full calendar years, we may terminate your Contract and distribute its Surrender Value to you. Before we do this, we will give you 60 days notice. We will not terminate your Contract on this ground if the Contract Value has fallen below $250 due to either a decline in Accumulation Unit Value or the imposition of fees and charges. In addition, in some states we are not permitted to terminate Contracts on this ground. Different rules may apply to Contracts issued in connection with Qualified Plans.

CONTRACT CHARGES

We assess charges under the Contract in three ways:

(1) as deductions from Contract Value for contract administrative charges and, if applicable, for premium taxes;

(2) as charges against the assets of the Separate Account for administrative expenses or for the assumption of mortality and expense risks; and

(3) as Withdrawal Charges (contingent deferred sales charges) subtracted from withdrawal and surrender payments.

In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the Fee Tables on page 6, and described more fully in the Prospectuses and Statements of Additional Information for the Portfolios.

Mortality and Expense Risk Charge

We deduct a Mortality and Expense Risk Charge from each Subaccount during each Valuation Period. The Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the average net asset value of each Subaccount. Approximately 0.85% is for mortality risks and approximately 0.40% is for expense risks. The mortality risks arise from our contractual obligations:

(1) to make annuity payments after the Annuity Date for the life of the Annuitant(s);

(2)  to waive the Withdrawal Charge upon your death; and

(3) to provide the Death Benefit prior to the Annuity Date. A detailed explanation of the Death Benefit may be found on page [ ].

The expense risk is that it may cost us more to administer the Contracts and the Separate Account than we receive from the Contract Administration Charge and the Administrative Expense Charge. We guarantee the Expense Risk Charge and we cannot increase it. We assess the Mortality and Expense Risk Charge during both the Accumulation Period and the Annuity Period.

Administrative Charges

Contract Administration Charge

We charge an annual Contract Administration Charge of $25 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract. We assess the Contract Administration Charge on each Contract Anniversary on or before the Annuity Date. If you surrender your Contract, we will deduct the full $25 charge as of the date of surrender. We will stop charging this charge after annuitization.

To obtain payment of this charge, on a pro rata basis we will allocate this charge among the Subaccounts and the Fixed Account to which you have allocated your Contract Value, and redeem Accumulation Units and reduce your interest in the Fixed Account accordingly.

We will waive the Contract Administration Charge if on any Contract Anniversary your Contract Value is at least $75,000.

Administrative Expense Charge

We deduct an Administrative Expense Charge from each Subaccount during each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average net asset value of the Subaccount. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The Administrative Expense Charge is assessed during both the Accumulation Period and the Annuity Period.

Transfer Fee

We currently are not charging the Transfer Fee. The Contract, however, permits us to charge a Transfer Fee of $25 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

The Transfer Fee will be deducted from Contract Value that remain in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the Transfer Fee, we will deduct the fee from the transferred amount.

Sales Charges

Withdrawal Charge

We may charge a Withdrawal Charge, which is a contingent deferred sales charge, upon certain withdrawals.

As a general rule, the Withdrawal Charge equals a percentage of Purchase Payments withdrawn that are: (a) less than seven years old; and (b) not eligible for a free withdrawal. The applicable percentage depends on how many years ago you made the Purchase Payment being withdrawn, as shown in this chart:

                      WITHDRAWAL CHARGE TABLE
              Contribution           Withdrawal Charge
                  Year                      Percentage
                  -----                     ----------
      First and Second                          7%
      Third                                     6%
      Fourth                                    5%
      Fifth                                     4%
      Sixth                                     3%
      Seventh                                   2%
      Eighth and later                          0%

We subtract the Withdrawal Charge from the Contract Value remaining after your withdrawal. As a result, the decrease in your Contract Value will be greater than the withdrawal amount requested and paid.

For purposes of determining the Withdrawal Charge, the Contract Value is deemed to be withdrawn in the following order:

FIRST. Earnings-- the current Contract Value minus all Purchase Payments that have not previously been withdrawn;

SECOND. "Old Purchase Payments" - Purchase Payments received by us more than seven years before the date of withdrawal that have not been previously withdrawn;

THIRD. Any additional amounts available as a "Free Withdrawal," as described below;

FOURTH. "New Purchase Payments" - Purchase Payments received by us less than seven years before the date of withdrawal. These Payments are deemed to be withdrawn on a first-in, first-out basis.


No Withdrawal Charge is applied in the following situations:

(1) on annuitization, unless you choose payment over a fixed period of less than 5 years;

(2)  the payment of a death benefit;

(3)  a free withdrawal amount, as described on page [34] below;

(4) certain withdrawals for Contracts issued under 403(b) plans or 401 plans under our prototype as described on pages [35-36] below; and

(5) withdrawals taken to satisfy IRS minimum distribution rules that apply to this Contract, exclusive of any other Contracts held by you

(6) withdrawal under Contracts issued to employees of Lincoln Benefit Life Company or its affiliates to their spouses or minor children.

We will never waive or eliminate a Withdrawal Charge where such waiver or elimination would be unfairly discriminatory to any person or where it is prohibited by state law.


We use the amounts obtained from the Withdrawal Charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the Withdrawal Charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge or any other charges of fee described above, to make up any difference.

Withdrawals may also be subject to tax penalties or income tax. Additional restrictions may apply to Contracts held in Qualified Plans. We outline the tax requirements applicable to withdrawals in pages [36-40] below. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

Free Withdrawal

Withdrawals of the following amounts are never subject to the Withdrawal Charge:

(1) In any Contract Year, the greater of: (a) earnings that have not previously been withdrawn; or (b) 15 percent of New Purchase Payments; and

(2)  Any Old Purchase Payments that have not been previously withdrawn.

However, even if you do not owe a Withdrawal Charge on a particular withdrawal, you may still owe taxes or penalty taxes. Free withdrawals may be subject to tax and tax penalties.

In some states, free withdrawals of 15% of the New Purchase Payments are not permitted by law. In those states, the free withdrawal percentage will be 10% of New Purchase Payments.

Confinement Waiver Benefit

In some states we offer a Confinement Waiver Benefit. Under this benefit, we will waive the Withdrawal Charge on all withdrawals under your Contract if the following conditions are satisfied:

(1) The Annuitant is confined to a Long Term Care Facility or a Hospital for at least 60 consecutive days. The Annuitant must enter the Long Term Care Facility or Hospital after the Issue Date;

(2) You request the withdrawal no later than 90 days following the end of the Annuitant's stay at the Long Term Care Facility or Hospital. You must provide written proof of the stay with your withdrawal request; and

(3) If the waiver request is based on a stay in a Long Term Care Facility, a physician must have prescribed the stay and the stay must be medically necessary.

You may not claim the Confinement Waiver Benefit if:

(1) The Long Term Care Facility where the Annuitant stayed is owned or operated by you or a member of your immediate family; or

(2) The Physician prescribing the Annuitant's stay in a Long Term Care Facility is you or a member of your immediate family.

LONG TERM CARE FACILITY means a facility located in the United States of America which is licensed by the jurisdiction where it is located and operated as a Custodial Care Facility or other facility which provides an equivalent level of care and services.

CUSTODIAL CARE FACILITY means a facility which:

(1)  Provides custodial care under the supervision of a Registered Nurse; and

(2)  Can accommodate three or more persons at their expense.

HOSPITAL means a facility which:

(1)  Is licensed and operated as a hospital;

(2)  Is supervised by a staff of licensed physicians;

(3) Provides continuous nursing service 24 hours a day by or under the supervision of a Registered Nurse;

(4) Operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and

(5) Has medical, diagnostic and major surgical facilities or has access to such facilities.

MEDICALLY NECESSARY means confinement, care or treatment which is appropriate and consistent with the diagnosis in accordance with accepted standards of practice, and which could not have been omitted without adversely affecting the Annuitant's condition.

PHYSICIAN means a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.) operating within the scope of his or her license.

REGISTERED NURSE means a registered graduate professional nurse (R.N.).

IMMEDIATE FAMILY means the insured's spouse, children, parents, grandparents, grandchildren, siblings, or corresponding in-laws.

Some Qualified Plans may not permit you to utilize this benefit. Also, even if you do not need to pay our Withdrawal Charge because of this benefit, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.

Waiver of Withdrawal Charge for Certain Qualified Plan Withdrawals

For Contracts issued under a Section 403(b) plan or a Section 40l plan under our prototype, we will waive the Withdrawal Charge when:

(1) the Annuitant becomes disabled (as defined in Section 72(m)(7)) of the Tax Code;

(2) the Annuitant reaches age 59 1/2 and at least 5 Contract Years have passed since the Contract was issued;

(3)  at least 15 Contract Years have passed since the Contract was issued.

Our prototype is a Section 401 Defined Contribution Qualified Retirement plan. This plan may be established as a Money Purchase plan, a Profit Sharing plan, or a paired plan (Money Purchase and Profit Sharing).

Premium Taxes

We will charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that consists of amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when Purchase Payments are made; others assess premium taxes when annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.

Deduction for Separate Account Income Taxes

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described on page [38] below.

Other Expenses

You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Contract Value. For a summary of current estimates of those charges and expenses, see page [9] above. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators.

TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ONLY FEDERAL INCOME TAX ISSUES ARE ADDRESSED. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences of your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

(1)  the owner is a natural person,

(2) the investments of the Separate Account are "adequately diversified" according to Treasury Department regulations, and

(3) Lincoln Benefit is considered the owner of the Separate Account assets for federal income tax purposes.

Non-natural Owners. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. Any increase in the value of such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate
Account assets. For example, you have the choice to allocate premiums and contract values among more investment options. Also, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a non-qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, is excluded from your income. If you make a full withdrawal under a non-qualified Contract or a qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

-    made on or after the date the individual attains age 59 1/2,

-    made to a beneficiary after the owner's death,

-    attributable to the owner being disabled,

- or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a nonqualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a nonqualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits. Death of an owner, or death of the annuitant if the Contract is owned by a non-natural person, will cause a distribution of Death Benefits from a Contract. Generally, such amounts are included in income as follows:

(1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

(2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

Unlike some other assets, a holder's basis for an annuity is not increased or decreased to the fair market value of the Contract on the date of death. Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a nonqualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

(1)  made on or after the date the owner attains age 59 1/2;

(2)  made as a result of the owner's death or disability;

(3) made in substantially equal periodic payments over the owner's life or life expectancy,

(4)  made under an immediate  annuity;  or

(5)  attributable to investment in the contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from qualified Contracts.

Aggregation of Annuity Contracts. All non-qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

Tax Qualified Contracts

Contracts may be used as investments with certain Qualified Plans such as:

- Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

-    Roth IRAs under Section 408A of the Code;

-    Simplified Employee Pension Plans under Section 408(k) of the Code;

- Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

-    Tax Sheltered Annuities under Section 403(b) of the Code;

-    Corporate and Self Employed Pension and Profit Sharing Plans; and

-    State  and  Local   Government   and   Tax-Exempt   Organization   Deferred
     Compensation Plans.

In the case of certain Qualified Plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

Restrictions Under Section 403(b) Plans. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

-    attains age 59 1/2,

-    separates from service,

-    dies,

-    becomes disabled, or

- on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan.

Income Tax Withholding

Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to another qualified plan or IRA. Eligible rollover distributions generally include all distributions from qualified Contracts, excluding IRAs, with the exception of:

(1)  required minimum distributions, or

(2) a series of substantially equal periodic payments made over a period of at least 10 years, or,

(3)  over the life (joint lives) of the participant (and beneficiary).

Lincoln Benefit may be required to withhold federal and state income taxes on any distributions from either non-qualified or qualified Contracts that are not eligible rollover distributions unless you notify us of your election to not have taxes withheld.

DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY AND THE SEPARATE ACCOUNT

Lincoln Benefit Life Company

Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 206 South 13th Street, Lincoln, Nebraska. Lincoln Benefit is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly-owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by The Allstate Corporation.


We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

Under our reinsurance agreement with Allstate Life, substantially all contract related transactions are transferred to Allstate Life. Through our reinsurance agreement with Allstate Life, substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. Accordingly, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not reflected in our consolidated financial statements. The amounts reflected in our consolidated financial statements relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreement. These assets represent our general account and are invested and managed by Allstate Life. While the reinsurance agreement provides us with financial backing from Allstate Life, it does not create a direct contractual relationship between Allstate Life and you.

Under the Company's reinsurance agreements with Allstate Life, the Company reinsures all reserve liabilities with Allstate Life except for variable contracts. The Company's variable Contract assets and liabilities are held in legally-segregated, unitized Separate Accounts and are retained by the Company. However, the transactions related to such variable contracts such as premiums, expenses and benefits are transferred to Allstate Life.


Lincoln Benefit is highly rated by independent agencies, including A.M. Best, Moody's, and Standard & Poor's. These ratings are based on our reinsurance agreement with Allstate Life, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.

Separate Account

Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.

The Separate Account is divided into Subaccounts. The assets of each Subaccount are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.

We have included additional information about the Separate Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-865-5237. We have reproduced the Table of Contents of the Statement of Additional Information on page [43] below.

State Regulation of Lincoln Benefit

We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

Year 2000

We are heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of our older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced ("Year 2000 Issue"). We believe that many of our suppliers and counterparties also have Year 2000 Issues which could affect us. In 1995, Allstate commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes actively working with our major external counterparties and suppliers to assess their compliance efforts and our exposure to them. We presently believe that we will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially our results of operations, liquidity, or financial position. Year 2000 costs are and will be expensed as incurred.

Financial Statements

The financial statements for Lincoln Benefit and the Separate Account are set forth in the Statement of Additional Information.

ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Separate Account. Our mailing address is P.O. Box 82532, Lincoln, Nebraska 68501-2532.

We provide the following administrative services, among others: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; maintenance of the Separate Account; and preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least quarterly. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

DISTRIBUTION OF CONTRACTS

The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 6% of all Purchase Payments (on a present value basis). From time to time, we may offer additional sales incentives of up to 1% of Purchase Payments to broker-dealers who maintain certain sales volume levels. We do not pay commission on Contract sales to our employees, our affiliate's employees or their spouses or minor children.

Allstate Life Financial Services ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ALFS, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. It is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.


During 1998, 1997, and 1996. Lincoln Benefit paid to its former distributor of the Contracts, Lincoln Benefit Financial Services ("LBFS"), gross commissions for the sale of Contracts of approximately $11,428,184.95, $7,553,487, and $6,729,301, respectively. Of the gross commissions received, LBFS (as principal underwriter) retained $242,501.90, $243,193, and $263,183, respectively. The amounts not retained by LBFS were paid to other independent broker/dealers and registered representatives of LBFS for distribution of the Contracts.


MARKET TIMING AND ASSET ALLOCATION SERVICES

Certain third parties offer market timing and asset allocation services in connection with the Contracts. In certain situations, we will honor transfer instructions from such third parties provided such market timing and asset allocation services comply with our administrative systems, rules and procedures, which we may modify at any time. PLEASE NOTE that fees and charges assessed for such market timing and asset allocation services are separate and distinct from the Contract fees and charges set forth herein. Lincoln Benefit neither recommends nor discourages such market timing and asset allocation services.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are engaged in routine law suits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.

LEGAL MATTERS

All matters of Nebraska law pertaining to the Contract including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Carol S. Watson, Senior Vice President and General Counsel of Lincoln Benefit.

Legal matters relating to the federal securities laws in connection with the Contracts described in this prospectus are being passed upon by the law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, East Lobby - Suite 400, Washington, D.C. 20007-0805.

REGISTRATION STATEMENT


We have filed a registration statement with the SEC, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, the Company, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may read the registration statement and other reports that we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. Our SEC filings are also available to the public on the SEC Internet site (http:\\www.sec.gov).

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Contract......................................................
         Annuity Payments.........................................
         Annuity Unit Value.......................................
         Illustrative Example of Variable  Annuity Payments.......

Additional Federal Income Tax Information.........................
         Introduction ............................................
         Taxation of Lincoln Benefit Life Company ................
         Exceptions to the Non-Natural Owner-Rule ................
         IRS Required Distribution at Death Rules ................
         Qualified Plans .........................................
         Types of Qualified Plans ................................

Separate Account Performance......................................
Experts ..........................................................
Financial Statements..............................................



                                   APPENDIX A

                            Accumulation Unit Values1

                                                  Accumulation    Accumulation    Number of Units
                                                  Unit Value       Unit Value      Outstanding at
Fund                                               Beginning         Ending         End of Year       Year
Fidelity VIP Money Market                            11.59            12.05              2,320,956    1998
                                                     11.14            11.59              2,166,046    1997
                                                     10.72            11.14              1,493,297    1996
                                                     10.27            10.72              1,063,044    1995
                                                     10.00            10.27                249,473    1994

Fidelity VIP Growth                                  17.88            24.59              2,486,678    1998
                                                     14.68            17.88              2,119,475    1997
                                                     12.98            14.68              1,822,777    1996
                                                      9.73            12.98              1,028,768    1995
                                                     10.00             9.73                247,556    1994

Fidelity VIP Equity-Income                           19.50            21.46              3,906,757    1998
                                                     15.44            19.50              3,093,518    1997
                                                     13.70            15.44              2,157,454    1996
                                                     10.28            13.70              1,025,219    1995
                                                     10.00            10.28                145,290    1994

Fidelity VIP Overseas                                12.88            14.32              1,489,209    1998
                                                     11.71            12.88              1,104,305    1997
                                                     10.49            11.71                944,146    1996
                                                      9.70            10.49                599,989    1995
                                                     10.00             9.70                166,871    1994


                                      A-1


VIP II Fidelity Asset Manager                        14.10            16.00              1,315,223    1998
                                                     11.85            14.10              1,110,906    1997
                                                     10.49            11.85                921,269    1996
                                                      9.09            10.49                593,918    1995
                                                     10.00             9.09                226,936    1994

Fidelity VIP II Contrafund*                          13.64            17.49              2,198,114    1998
                                                     11.15            13.64              1,395,072    1997
                                                     10.00            11.15                497,571    1996

Fidelity VIP II Index 500**                          10.00            12.02              1,052,148    1998

Scudder Bond                                         11.79            12.39                461,863    1998
                                                     10.96            11.79                345,499    1997
                                                     10.81            10.96                203,879    1996
                                                      9.27            10.81                134,527    1995
                                                     10.00             9.27                  4,615    1994

Scudder Balanced                                     16.01            19.44                895,255    1998
                                                     13.07            16.01                625,526    1997
                                                     11.85            13.07                460,749    1996
                                                      9.48            11.85                209,087    1995
                                                     10.00             9.48                 55,482    1994

Janus Flexible Income                                13.97            15.03                708,089    1998
                                                     12.67            13.97                406,324    1997
                                                     11.77            12.67                280,447    1996
                                                      9.64            11.77                145,173    1995
                                                     10.00             9.64                  9,271    1994

Janus Balanced                                       16.43            21.69              1,570,637    1998
                                                     13.65            16.43                983,350    1997
                                                     11.91            13.65                608,590    1996
                                                      9.68            11.91                204,556    1995
                                                     10.00             9.68                 54,218    1994

Janus Growth                                         17.87            23.91              2,335,027    1998
                                                     14.77            17.87              1,816,216    1997
                                                     12.64            14.77              1,200,179    1996
                                                      9.85            12.64                529,026    1995
                                                     10.00             9.85                 91,020    1994

Janus Aggressive Growth                              17.25            22.83              1,444,800    1998
                                                     15.52            17.25              1,279,192    1997
                                                     14.58            15.52              1,010,157    1996
                                                     11.60            14.58                545,594    1995
                                                     10.000           11.60                 78,193    1994

Janus Worldwide Growth                               18.62            23.67              3,269,577    1998
                                                     15.46            18.62              2,680,262    1997
                                                     12.15            15.46              1,649,612    1996
                                                      9.67            12.15                520,639    1995
                                                     10.00             9.67                109,298    1994

Federated High Income Bond II                        14.27            14.45              1,245,268    1998
                                                     12.72            14.27                809,791    1997
                                                     11.28            12.72                407,045    1996
                                                      9.50            11.28                210,460    1995
                                                     10.00             9.50                 28,352    1994


                                      A-2



Federated Utility Fund II                            15.98            17.96                687,133    1998
                                                     12.80            15.98                437,287    1997
                                                     11.64            12.80                315,710    1996
                                                      9.50            11.64                197,013    1995
                                                     10.00             9.50                 44,207    1994

Federated U.S. Gov't. Securities II                  11.88            12.61                582,790    1998
                                                     11.13            11.88                239,114    1997
                                                     10.83            11.13                208,602    1996
                                                     10.10            10.83                106,437    1995
                                                     10.00            10.10                 36,563    1994

IAI Regional                                         17.03            17.06                760,302    1998
                                                     15.23            17.03                843,183    1997
                                                     13.80            15.23                646,379    1996
                                                     10.48            13.80                325,443    1995
                                                     10.00            10.48                 71,368    1994

IAI Reserve                                          11.17            11.61                 42,468    1998
                                                     10.82            11.17                 73,556    1997
                                                     10.46            10.82                 39,968    1996
                                                     10.09            10.46                 67,843    1995
                                                     10.00            10.09                 51,928    1994

IAI Balanced                                         14.39            15.91                177,759    1998
                                                     12.52            14.39                143,880    1997
                                                     11.56            12.52                103,719    1996
                                                     10.09            11.56                 60,190    1995
                                                     10.00            10.09                 18,173    1994

Alger Small Capitalization**                         10.00            11.01                217,169    1998

Alger MidCap Growth**                                10.00            12.17                196,031    1998

Alger Growth**                                       10.00            13.66                392,390    1998

Alger Leveraged AllCap**                             10.00            14.56                106,760    1998

Alger Income and Growth**                            10.00            12.55                333,125    1998

*   First offered 5/1/96
** First offered 3/1/98

1. Accumulation Unit Value: unit of measure used to calculate the value of a Contract Owner's interest in a Subaccount for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certsain charges under the Contract that are deducted from your Contract Value, such as the Contract Administration Charge, and Administrative Expense Charge.

2. The Alger American Fund (Small Capitalization; MidCap Growth; Growth; Leveraged AllCap; Income & Growth) and the Fidelity Index 500 portfolio were not offered as of December 31, 1997.

A brief explanation of how performance of the Subaccounts is calculated may be found in the Statement of Additional Information.

                                   APPENDIX B

                         Portfolios and Performance Data

                                PERFORMANCE DATA

From time to time the Separate Account may advertise the Fidelity Money Market Subaccount's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fidelity Money Market Subaccount refers to the net income earned by the Subaccount over the seven-day period stated in the advertisement. This income is then "annualized." That is, the amount of income earned during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital gains or losses that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any Withdrawal Charges. The impact of other, recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

In addition, the Separate Account may advertise an annualized 30-day (or one month) yield figure for Subaccounts other than the Fidelity Money Market Subaccount. These yield figures are based upon the actual performance of the Subaccount over a 30-day (or one month) period ending on a date specified in the advertisement. Like the money market yield data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges, but will not reflect any Withdrawal Charges or premium taxes. The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

The Separate Account may also advertise standardized and non-standardized "total return" data for its Subaccounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The standardized "total return" compares the value of a hypothetical investment made at the beginning of the period to the value of the same hypothetical investment at the end of the period. Standardized total return figures reflect the deduction of any Withdrawal Charge that would be imposed upon a complete redemption of the Contract at the end of the period. Recurring Contract charges are reflected in the standardized total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Subaccount.

In addition to the standardized "total return," the Separate Account may advertise non-standardized "total return." Non-standardized total return is calculated in a similar manner and for the same time periods as the standardized total return except that the Withdrawal Charge is not deducted. Further, we assumed an initial hypothetical investment of $20,000, because $20,000 is closer to the average Purchase Payment of a Contract which we expect to write. Standardized total return, on the other hand, assumes an initial hypothetical investment of $1,000.

The Separate Account may also disclose yield, standardized total return and non-standardized total return for time periods before the date the Separate Account commenced operations. In this case, performance data for the Subaccounts is calculated based on the performance of the Underlying Funds and assumes that the Subaccounts existed during the same time period as those of the Underlying Funds, with recurring Contract charges equal to those currently assessed against the Subaccounts.

Our advertisements may also compare the performance of our Subaccounts with: (a) certain unmanaged market indices, including but the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or
(b) other management investment companies with investment objectives similar to the underlying funds being compared. Our advertisements also may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

The Contract charges are described in more detail on page [ ]. We have described the computation of advertised performance data for the Separate Account in more detail on page [x] of the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

         Flexible Premium Individual Deferred Variable Annuity Contracts

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

                     Depositor: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. You should also read the prospectus relating to the annuity contracts described above. You may obtain a copy of the prospectus without charge by contacting us in writing at the following address:

                          Lincoln Benefit Life Company
                                 P.O. Box 82532
                          Lincoln, Nebraska 68501-2532

                     The date of this Statement of Additional
                  Information and of the related Prospectus is:
                                  May 1, 1999.

                                TABLE OF CONTENTS
                                                                         Page

THE CONTRACT..........................................................

     ANNUITY PAYMENTS.................................................

         ANNUITY UNIT VALUE...........................................

         ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENTS............

ADDITIONAL FEDERAL INCOME TAX INFORMATION.............................

         INTRODUCTION ................................................

         TAXATION OF LINCOLN BENEFIT LIFE COMPANY ....................

         EXCEPTIONS TO THE NON-NATURAL OWNER RULE ....................

         IRS REQUIRED DISTRIBUTION AT DEATH RULES ....................

         QUALIFIED PLANS .............................................

         TYPES OF QUALIFIED PLANS ....................................


SEPARATE ACCOUNT PERFORMANCE..........................................

EXPERTS ..............................................................

FINANCIAL STATEMENTS..................................................

                                  THE CONTRACT

Annuity Payments

The amount of your annuity payments will depend on the following factors:

(a) the amount of your Contract Value on the Valuation Date next preceding the Annuity Date, minus any state premium taxes or applicable Withdrawal Charges;

(b)  the Payment Option you have selected;

(c)  the payment frequency you have selected;

(d) the age and, in some cases, the sex of the Annuitant and any Joint Annuitant; and

(e) for Variable Annuity Payments only, the investment performance after the Annuity Date of the Subaccounts you have selected.

INITIAL MONTHLY ANNUITY PAYMENT

For both Fixed and Variable Annuity payments, we determine the amount of your initial annuity payment as follows. First, we subtract any state premium tax and applicable Withdrawal Charges from your Contract Value on the Valuation Date next preceding the Annuity Date. Next, we apply that amount to the Payment Option you have selected. We will use either the Payment Option Tables in the Contract or our annuity tables in effect for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee. The tables show the amount of the periodic payment a payee could receive based on $1,000 of Contract Value. To determine the initial payment amount, we divide your adjusted Contract Value by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected.

In some states and under certain Qualified Plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic annuity payments.
In those states, we use the same annuity table for men and women.

SUBSEQUENT MONTHLY PAYMENTS

For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is the same as the first monthly payment.

For a Variable Annuity, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Subaccounts to which you allocated your Contract Value. We calculate separately the portion of the monthly annuity payment attributable to each Subaccount you have selected as follows. When we calculate your initial annuity payment, we also will determine the number of Annuity Units in each Subaccount to allocate to your Contract for the remainder of the Annuity Period. For each Subaccount, we divide the portion of the initial annuity payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount on the Valuation Date next preceding the Annuity Date. The number of Annuity Units so determined for your Contract is fixed for the duration of the Annuity Period. We will determine the amount of each subsequent monthly payment attributable to each Subaccount by multiplying the number of Annuity Units allocated to your Contract by the Annuity Unit Value for that Subaccount as of the Valuation Period next preceding the date on which the annuity payment is due. Since the number of Annuity Units is fixed, the amount of each subsequent Variable Annuity payment will reflect the investment performance of the Subaccounts elected by you.

Annuity Unit Value

We determine the value of an Annuity Unit independently for each Subaccount. Initially, the Annuity Unit Value for each Subaccount was set at $100.00.

The Annuity Unit Value for each Subaccount will vary depending on how much the actual net investment return of the Subaccount differs from the assumed investment rate that was used to prepare the annuity tables in the Contract. Those annuity tables are based on a 3.5% per year assumed investment rate. If the actual net investment rate of a Subaccount exceeds 3.5%, the Annuity Unit Value will increase and Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Annuity Unit Value will decrease and the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Annuity Unit Value will stay the same, as will the Variable Annuity payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

For each  Subaccount,  we  determine  the Annuity  Unit Value for any  Valuation
Period by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per year.

The Net Investment Factor measures the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

To determine the Net Investment Factor for a Subaccount for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:

(a)  is the total of:

     (1) the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period; plus

     (2) the per share amount of any dividend or other distribution declared by the Portfolio for which the "ex-dividend" date occurs during the Valuation Period; plus or minus

     (3) a per share credit or charge for any taxes which we paid or for which we reserved during the Valuation Period and which we determine to be attributable to the operation of the Subaccount. As described in the prospectus, currently we do not pay or reserve for federal income taxes;

(b) is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the preceding Valuation Period; and

(c) is the mortality and expense risk charge and the administrative expense risk charge.

ILLUSTRATIVE EXAMPLE OF ANNuITY UNIT VALUE CALCULATION

Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:

         Net Investment Factor = ($11.46/$11.44) - 0.0000384 = 1.0017099

The amount subtracted from the ratio of the two net asset values (0.0000384) is the daily equivalent of the annual asset-based expense charges against the Subaccount of 1.40%.

In the example given above, if the Annuity Unit value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:

                       $101.03523 x 1.0017099 = $101.19845
                                    1.0000943

Illustrative Example of Variable Annuity Payments

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Option B, Life and 10 Years Certain. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's Account Value at that Date is equal to 7543.2456 x $15.432655 = $116,412.31. There are no premium taxes payable upon annuitization and no Withdrawal Charges are applicable. Assume also that the Annuity Unit Value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit Value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.

P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. The tables supply monthly annuity payments for each $1,000 of applied Contract Value. Accordingly, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:

             First Payment = $5.44 x ($116,412.31/$1,000) = $633.28

The number of P's Annuity Units is also determined at this time. It is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

                 Annuity Units = $633.28 / $132.56932 = 4.77697

P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

                 Second Payment = 4.77697 x $133.27695 = $636.66

P's third and subsequent Variable Annuity payments are computed in the same manner.

The amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date. Thus, it reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of the first Variable Annuity payment determines the number of Annuity Units allocated to P's Contract for the Annuity Period. That number will remain constant throughout the Annuity Period. The amount of the second and subsequent Variable Annuity payments depends on changes in the Annuity Unit Value, which will continuously reflect changes in the net investment performance of the Subaccount during the Annuity Period.

                    ADDITIONAL FEDERAL INCOME TAX INFORMATION

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Lincoln Benefit Life Company

Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Separate Account is not an entity separate from Lincoln Benefit, and its operations form a part of the Company. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Separate Account are automatically applied to increase reserves under the contract. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Contracts. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provision for such taxes.

Exceptions to the Non-Natural Owner Rule

Generally, Contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes, unless one of several exceptions applies. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract for the benefit of a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for employees. Other exceptions to the non-natural owner rule are:

(1) Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  certain qualified Contracts;

(3) Contracts purchased by employers upon the termination of certain qualified plans;

(4) certain Contracts used in connection with structured settlement agreements, and

(5) Contracts purchased with a single premium when the annuity starting date is no later than a year from date of purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS Required Distribution at Death Rules

To  qualify  as  an  annuity  contract  for  federal  income  tax  purposes,   a
nonqualified Contract must provide:

(1) if any owner dies on or after the annuity start date, but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death;

(2) if any owner dies prior to the annuity start date, the entire interest in the Contract must be distributed within five years after the date of the owner's death.

The five year requirement is satisfied if:

(1) any portion of the owner's interest which is payable to a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary), and

(2)  the distributions begin within one year of the owner's death.

If the owner's designated beneficiary is a surviving spouse, the Contract may be continued with the surviving spouse as the new owner. If the owner of the Contract is a non-natural person, the annuitant is treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a Contract owned by a non-natural person is treated as the death of the owner.

Qualified Plans

This Contract may be used with several types of Qualified Plans. The tax rules applicable to participants in Qualified Plans vary according to the type of Plan and the terms and conditions of the Plan. Qualified Plan participants, and owners, annuitants and beneficiaries under the Contract may be subject to the terms and conditions of the Qualified Plan regardless of the terms of the Contract.

Types of Qualified Plans

IRAs. Section 408 of the Code permits eligible individuals to contribute to an individual retirement plan known as an IRA. IRAs are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. An IRA generally may not provide life insurance, but it may provide a Death Benefit that equals the greater of the premiums paid or the Contract value. The Contract provides a Death Benefit that in certain situations, may exceed the greater of the payments or the contract value. If the IRS treats the Death Benefit as violating the prohibition on investment in life insurance contracts, the Contract would not qualify as an IRA.

Roth IRAs.

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement plan known as a Roth IRA. Roth IRAs are subject to limitations on the amount that can be contributed. In certain instances, distributions from Roth IRAs are excluded from gross income. Subject to certain limits, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth IRA. The taxable portion of a conversion or rollover distribution is included in gross income, but is exempt from the 10% penalty tax on premature distributions.

Simplified Employee Pension Plans

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' IRAs if certain criteria are met. Under these plans the employer may, within limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice.

Savings Incentive Match Plans for Employees (Simple Plans)

Sections 408(p) and 401(k) of the Tax Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets, or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

Tax Sheltered Annuities

Section 403(b) of the Tax Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the
Code) to have their employers purchase Contracts for them. Subject to certain limitations, a Section 403(b) plan allows an employer to exclude the purchase payments from the employees' gross income. A Contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after:

-    the date the employee attains age 59 1/2,

-    separates from service,

-    dies,

-    becomes disabled, or

- on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan.

Corporate and Self-Employed Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the Tax Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Tax Code permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of Contracts to provide benefits under the plans.

State and Local  Government and Tax-Exempt  Organization  Deferred  Compensation
Plans

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current income taxes. The employees must be participants in an eligible deferred compensation plan. Employees with Contracts under the plan are considered general creditors of the employer. The employer, as owner of the Contract, has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan. However, all compensation deferred under a 457 plan must remain the sole property of the employer. As property of the employer, the assets of the plan are subject only to the claims of the employer's general creditors, until such time as the assets become available to the employee or a beneficiary.

                          SEPARATE ACCOUNT PERFORMANCE

Performance data for the various Subaccounts are computed in the manner described below.

Fidelity Money Market Subaccount

The current yield is the annual yield on the Fidelity Money Market Subaccount assuming no reinvestment of dividends and excluding all realized or unrealized capital gains. We compute current yield by first determining the Base Period Return on a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

Base Period Return = (EV-SV)/(SV)

         where:

     SV   = value of one Accumulation Unit at the start of a 7 day period

     EV   = value of one Accumulation Unit at the end of the 7 day period

We determine  the value of the  Accumulation  Unit at the end of the period (EV)
by:

(1) adding, to the value of the Unit at the beginning of the period (SV), the investment income from the underlying Variable Insurance Products Fund Money Market Portfolio attributed to the Unit over the period; and

(2)  subtracting, from the result, the sum of:

     (a)  the   portion  of  the  annual   Mortality   and   Expense   Risk  and
          Administrative Expense Charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365); and

     (b) a prorated portion of the annual Contract Administration Charge of $25 per contract. The Contract Administration Charge is allocated among the Subaccounts in proportion to the total Contract Values similarly allocated. The Charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Fidelity Money Market Subaccount. The Charge is then multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

The Fidelity Money Market Subaccount also quotes an "effective yield". Effective yield differs from current yield in that effective yield takes into account the effect of dividend reinvestment. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for the reinvestment of dividends in the in the Variable Insurance Products Fund Money Market Portfolio by compounding the current yield according to the formula:

              Effective Yield = [(Base Period Return + 1)365/7-1].

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

The yields quoted do not represent the yield of the Fidelity Money Market Subaccount in the future, because the yield is not fixed. Actual yields will differ depending on the type, quality and maturities of the investments held by the Variable Insurance Products Fund Money Market Portfolio and changes in interest rates on those investments. In addition, your yield also will be affected by factors specific to your Contract. For example, if your account is smaller than average, your yield will be lower, because the fixed dollar expense charges will affect the yield on small accounts more than they will affect the yield on larger accounts.

Yield information may be useful in reviewing the performance of the Fidelity Money Market Subaccount and for providing a basis for comparison with other investment alternatives. However, the Fidelity Money Market Subaccount's yield may vary on a daily basis, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Subaccounts

We compute the performance of the other Subaccounts in terms of an annualized "yield" and/or as "total return".

YIELD

Yield will be expressed as an annualized percentage based on the Subaccount's performance over a stated 30-day (or one month) period. The annualized yield figures will reflect all recurring Contract charges and will not reflect Withdrawal Charges, transfer fees or premium taxes. To arrive at the yield percentage over the 30-day (or one month) period, the net income per Accumulation Unit of the Subaccount during the period is divided by the value of an Accumulation Unit as of the end of the period. The yield figure is then annualized by assuming monthly compounding of the 30-day (or one month) figure over a six-month period and then doubling the result.

         The formula used in computing the yield figure is:

                        Yield = 2  x ( ((a-b) + 1) 6 - 1)
                                        -----
                                              cd

         where:

          a    =  net  investment   income  earned  during  the  period  by  the
               underlying Portfolio attributable to its shares held in the Subaccount;

          b    = expenses accrued for the period (net of reimbursements);

          c = average daily number of Accumulation Units outstanding during the period; and d = the net asset value of an Accumulation Unit on the last day of the period.

These yield figures reflect all recurring Contract charges, as described in the explanation of the yield computation for the Fidelity Money Market Subaccount. Like the Fidelity Money Market Subaccount's yield figures, the yield figures for the other Subaccounts are based on past performance and should not be taken as predictive of future results.

STANDARDIZED TOTAL RETURN

Standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The standardized total rate of return (T) is computed so that it satisfies the following formula:

                  P(1+T)n = ERV
where:

         P =      a hypothetical initial payment of $1,000
         T =      average annual total return
         n =      number of years
       ERV =      ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

The standardized total return figures reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Fidelity Money Market Subaccount, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. The effect of the Contract Administration Charges on your account usually will differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes. Accordingly, your total return on an investment in the Subaccount over the same time periods usually would have differed from those produced by the computation. As with the Fidelity Money Market and other Subaccount yield figures, standardized total return figures are based on historical data and are not intended to be a projection of future performance.

NON-STANDARDIZED TOTAL RETURN

Non-standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                  P(1+T)n = ERV

where:

          P = a hypothetical initial payment of $20,000 T = average annual total return

          n    = number of years

          ERV = ending redeemable value of a hypothetical $20,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

Our non-standardized total return differs standardized total return in that in calculating non-standardized total return, we assumed an initial hypothetical investment of $20,000. We choose $20,000, because it is closer to the average Purchase Payment of a Contract that we expect to write. For standardized total return, we used an initial hypothetical investment of $1,000, as required by SEC regulations. The non-standardized total return figures reflect the effect of recurring charges, as discussed herein. Because the impact of Contract Administration Charges on your account will usually differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, your total return on an investment in the Subaccount over the same time periods usually would have differed from those produced by the computation. As with the standardized total return figures, non-standardized total return figures are based on historical data and are not intended to be a projection of future performance.

TIME PERIODS BEFORE THE DATE THE SEPARATE ACCOUNT COMMENCED OPERATIONS

The Separate Account may also disclose yield, standardized total return and non-standardized total return for time periods before the Separate Account commenced operations. This performance data is based on the actual performance of the Portfolios since their inception, adjusted to reflect the effect of the recurring Contract charges at the rates currently charged against the Subaccounts.

TABLES OF TOTAL RETURN CALCULATIONS

The following tables include average annual total return and non-standardized total return for various periods as of December 31, 1998.

                     TOTAL RETURN -- AS OF DECEMBER 31, 1998
                          ASSUMING CONTRACT SURRENDERED

                                                                              AVERAGE ANNUAL TOTAL RETURN (4)
                                                                              -------------------------------
                                                                                                      SINCE
                                                   INCEPTION                   5 YEAR     10 YEAR   INCEPTION
                                                    DATE (3)    1 YEAR (%)      (%)         (%)         (%)
                                                   ----------   ---------      -------    --------  ----------
JANUS

  Flexible Income.........................           9/13/93      -.03%         N/A         N/A         7.54%
  Balanced ...............................           9/13/93     27.44%         N/A         N/A        16.74%
  Growth (2)..............................           9/13/93     30.81%         N/A         N/A        19.34%
  Aggressive Growth ......................           9/13/93     29.48%         N/A         N/A        17.40%
  Worldwide Growth (2)....................           9/13/93     23.63%         N/A         N/A        19.10%

FEDERATED

  Utility II (2)..........................           2/11/94      8.18%         N/A         N/A        11.64%
  U.S. Gov't II (2).......................           3/28/94       .17%         N/A         N/A         4.32%
  High Income Bond .......................           3/1/94      -3.53%         N/A         N/A         7.30%
FIDELITY VIP

  Money Market (1)........................           4/1/82      N/A            N/A         N/A           N/A

  Equity Income (2).......................           10/9/86      7.21%         N/A         N/A        16.67%
  Growth (2)..............................           10/9/86     34.74%         N/A         N/A        19.27%
  Overseas (2)............................           1/28/87      6.46%         N/A         N/A         7.52%

FIDELITY VIP II

  Asset Manager (2).......................           9/6/89       8.87%         N/A         N/A         9.63%
  Contrafund (2)..........................           1/3/95       23.78%        N/A         N/A        21.85%
  Index 500...............................           8/27/92     N/A            N/A         N/A        16.32%

ALGER AMERICAN

  Income and Growth.......................           11/15/88    N/A            N/A         N/A        24.81%
  Small Capitalization....................           9/21/88     N/A            N/A         N/A         6.17%
  Growth..................................           1/9/89      N/A            N/A         N/A        37.02%
  MidCap..................................           5/3/93      N/A            N/A         N/A        19.14%
  Leveraged AllCap (2)....................           1/25/95     N/A            N/A         N/A        49.61%

SCUDDER

  Bond....................................           7/16/85      -.85%         N/A         N/A         3.83%
  Balanced................................           7/16/85     17.50%         N/A         N/A        14.11%
INVESTMENT ADVISERS, INC. (IAI)
  Regional................................           1/31/94     -3.38          N/A         N/A        10.38
  Reserve (2).............................           4/7/94      -2.40          N/A         N/A         2.44
  Balanced (2)............................           2/3/94       5.56          N/A         N/A         8.10


------------------------
(1) An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that Fidelity Money Market will maintain a stable $1.00 share price. The Fidelity Money Market Fund does not advertise total return.


(2) Total returns reflect the investment adviser waived all or part of its fee or reimbursed the investment options for a portion of its expenses. Otherwise, total returns would have been lower.

(3) Some of the underlying investment options were active before January 2, 1994, the effective date of the Investor's Select Separate Account. Where applicable, performance includes hypothetical performance for periods before the investment option was available in Investor's Select, applying contract charges assessed at the Separate Account

(4) Total return includes changes in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $1,000, as required by the Securities and Exchange Commission (SEC); and (3) reflect the deduction of 1.4% annual asset charges, a $25 annual contract maintenance charge, and a maximum 7% contingent deferred sales charge (declining after two years). The investment return and value of a Contract will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of the purchase payments.

N/A - Performance data is not been available for all or part of the period indicated (see Inception Date). Investment options with a 9/13/93 inception date or later will not have meaningful performance to report for the periods indicated.



                     TOTAL RETURN -- AS OF DECEMBER 31, 1998
                        ASSUMING CONTRACT NOT SURRENDERED


                                                                                   AVERAGE ANNUAL TOTAL RETURN (4)
                                                                                   --------------------------------
                                                                                                           SINCE
                                            INCEPTION     MONTHLY     TOTAL RETURN               5 YEAR   INCEPTION
                                              DATE (3)   RETURN (4)%     YDT (4)%    1 YEAR (%)    (%)        (%)
                                            ----------   -----------  ------------   ---------   ------   ---------
JANUS
  Flexible Income...........................   9/13/93      -1.84       4.84         4.84         8.12       7.60
  Balanced .................................   9/13/93       9.56      30.79        30.79        17.04      16.37
  Growth (2)................................   9/13/93      14.74      33.55        33.55        19.56         18.50
  Aggressive Growth ........................   9/13/93      16.41      32.23        32.23        17.54      17.47
  Worldwide Growth (2)......................   9/13/93       7.88      26.80        26.80        19.45      19.33
FEDERATED
  Utility II (2)............................   2/11/94       3.46      12.22        12.22          N/A      12.07
  U.S. Gov't II (2).........................   3/28/94        .23       6.03         6.03          N/A       5.03
  High Income Bond .........................   3/1/94        -.40       1.14         1.14          N/A       7.87
FIDELITY VIP
  Money Market (1)..........................   4/1/82      N/A        N/A            N/A           N/A        N/A
  Equity Income (2).........................   10/9/86       2.99       9.94         9.94        16.97      12.65
  Growth (2)................................   10/9/86       8.40      37.38        37.38        19.90      15.64
  Overseas (2)..............................   1/28/87       2.06      11.04        11.04         8.04       8.11
FIDELITY VIP II
  Asset Manager (2).........................   9/6/89        3.99      13.31        13.31        10.11      11.43
  Contrafund (2)............................   1/3/95       12.02      28.01        28.01          N/A      26.74
  Index 500.................................   8/27/92       5.74      26.37        26.37        21.85      19.35
ALGER AMERICAN
  Income and Growth.........................   11/15/88      9.74      30.39        30.39        19.92      13.77
  Small Capitalization......................   9/21/88      12.60      13.78        13.78        11.38      16.91
  Growth....................................   1/9/89       11.99      45.83        45.83        22.02      19.60
  MidCap....................................   5/3/93       12.41      28.33        28.33        17.18      20.74
  Leveraged AllCap (2)......................   1/25/95      16.30      55.44        55.44          N/A      38.23
SCUDDER
  Bond......................................   7/16/85       -.13       4.96         4.96         4.50       6.44
  Balanced..................................   7/16/85       6.15      21.32        21.32        14.50      11.03
INVESTMENT ADVISERS, INC. (IAI)
  Regional..................................   1/31/94       4.33        .02          .02          N/A      10.74
  Reserve (2)...............................   4/7/94         .32       3.87         3.87          N/A       3.20
  Balanced (2)..............................   2/3/94        2.77      10.41        10.41          N/A       8.63
------------------------



                                                                               CALENDAR YEAR RETURN (4)
                                                                               ------------------------
                                                              CUMULATIVE (4)      SEC 7-DAY      SEC
                                            INCEPTION         TOTAL RETURN        EFFECTIVE     7-DAY     1995     1996    1997
                                              DATE (3)      SINCE INCEPTION %       YIELD %     YIELD %    (%)      (%)      (%)
                                            ----------     -------------------    ---------   ----------  -----   ------   ------
JANUS
  Flexible Income........................      9/13/93           47.41                                    21.99     7.54    10.07
  Balanced ..............................      9/13/93          123.24                                    22.90    14.43    20.25
  Growth (2).............................      9/13/93          145.76                                    28.18    16.66    20.89
  Aggressive Growth .....................      9/13/93          134.70                                    25.56     6.32    10.96
  Worldwide Growth (2)...................      9/13/93          155.02                                    25.44    27.09    20.30
FEDERATED
  Utility II (2).........................      2/11/94           74.51                                    22.28     9.88    24.72
  U.S. Gov't II (2)......................      3/28/94           26.29                                     7.11     2.63     6.94
  High Income Bond ......................      3/1/94            44.22                                    18.53    12.58    12.11
FIDELITY VIP
  Money Market (1).......................      4/1/82            N/A                3.38         3.33       N/A     N/A       N/A
  Equity Income (2)......................     10/9/86           328.94                                    33.03    12.55    26.17
  Growth (2).............................     10/9/86           491.17                                    33.32    12.97    21.61
  Overseas (2)...........................     1/28/87           153.53                                     8.02    11.50     9.87
FIDELITY VIP II
  Asset Manager (2)......................     9/6/89            174.09                                    15.18    12.87    18.82
  Contrafund (2).........................     1/3/95            157.50                                      N/A    19.47    22.26
  Index 500..............................     8/27/92           207.11                                    35.11    20.86    30.82
ALGER AMERICAN
  Income and Growth......................     11/15/8           269.30                                    33.09    17.87    34.22
  Small Capitalization....................    9/21/88           398.11                                    42.12     2.61     9.71
  Growth..................................    1/9/89            496.29                                    34.30    11.63    23.84
  MidCap..................................    5/3/93            190.67                                    42.26    10.20    13.27
  Leveraged AllCap (2)....................    1/25/95           257.15                                      N/A    10.34    17.87
SCUDDER
  Bond.....................................   7/16/85           131.69                                    16.39     1.26     7.45
  Balanced.................................   7/16/85           309.12                                    24.75    10.19    22.33
INVESTMENT ADVISERS, INC. (IAI)
  Regional.................................   1/31/94            65.10                                    31.29    10.19    11.73
  Reserve (2)..............................   4/7/94             16.07                                     3.67     3.35     3.04
  Balanced (2).............................   2/3/94             50.11                                    14.42     8.14    14.83

------------------------
(1) An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S. Government and there can be no assurance that Fidelity Money Market will maintain a stable $1.00 share price. The Fidelity Money Market Fund does not advertise total return.

(2) Total returns reflect the investment adviser waived all or part of its fee or reimbursed the investment options for a portion of its expenses. Otherwise, total returns would have been lower.

(3) Some of the underlying investment options were active before January 2, 1994, the effective date of the Investor's Select Separate Account. Where applicable, performance includes hypothetical performance for periods before the investment option was available in Investor's Select, applying contract charges assessed at the Separate Account

(4) Total returns include change in share price, reinvestment of dividends, and capital gains. An initial hypothetical investment of $20,000 is assumed since this is closer to the average purchase payment of a contract expected to be written than the $1,000 assumed for SEC required returns shown on page [ ]. Returns reflect deductions of 1.4% annual asset charges and a $25.00 annual contract administration charge, but do not include the applicable contingent deferred sales charge. The impact of the annual contract administration charge on vestment returns will vary depending on the size of the contract.

N/A Certain Portfolios do not have meaningful performance for the periods indicated. In the future, as such data becomes available, total return will be calculated as described above.

                                     EXPERTS

The financial statements of Lincoln Benefit Life Variable Annuity Account as of December 31, 1998, and for each of the periods ended December 31, 1998, and December 31, 1997, and consolidated financial statements of Lincoln Benefit Life Company and subsidiary as of December 31, 1998, and 1997 and for each of the three years in the period ended December 31, 1998, included in this Statement of Additonal Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

The Company's consolidated financial statements and notes thereto are included in this Statement of Additional Information beginning on page [ ]. You should consider the Company's financial statements only as bearing on Lincoln Benefit's ability to meet its obligations under the Contract. They do not relate to the investment performance of the assets held in the Separate Account.

The financial statements for the Separate Account included in this Statement of Additional Information reflect assets attributable to other variable annuity contracts offered by Lincoln Benefit through the Separate Account. In addition, the financial statements for the Separate Account reflect Subaccounts that are not available under the Contract.

      LINCOLN BENEFIT LIFE VARIABLE
      ANNUITY ACCOUNT


      Statement of Net Assets as of December 31, 1998, Statement of Operations for the Year Then Ended, Statements of Changes in Net Assets for Each of the Two Years Ended December 31, 1998 and Independent Auditors' Report

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
Independent Auditors' Report                                                1

Statements of Net Assets as of December 31, 1998 for the following:

   Investments in Alger American Fund Portfolios:                           2
     Growth
     Income and Growth
     Leveraged AllCap
     MidCap Growth
     Small Capitalization
   Investments in Janus Aspen Series Portfolios:
     Flexible Income
     Balanced
     Growth
     Aggressive Growth
     Worldwide Growth
   Investments in IAI Retirement Funds, Inc. Portfolios:
     Regional
     Reserve
     Balanced
   Investments in Fidelity Variable Insurance Products Fund II Portfolios:
     Asset Manager
     Contrafund
     Index 500
   Investments in Fidelity Variable Insurance Products Fund Portfolios:
     Money Market
     Equity-Income
     Growth
     Overseas
   Investments in Federated Insurance Management Series Portfolios:
     High Income Bond Fund II
     Utility Fund II
     U.S. Government Securities Fund II
   Investments in Scudder Variable Life Investment Fund Portfolios:
     Bond
     Balanced
     Growth and Income
     Global Discovery
     International
   Investments in Strong Variable Insurance Funds, Inc. Portfolios:
     Discovery Fund II
     Growth Fund II
   Investment in Strong Opportunity Fund II, Inc. Portfolio:
     Opportunity Fund II

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
   Investment in T. Rowe Price International Series, Inc. Portfolio:
     International Stock
   Investments in T. Rowe Price Equity Series, Inc. Portfolios:
     New America Growth
     Mid-Cap Growth
     Equity Income
   Investments in MFS Variable Insurance Trust Portfolios:
     Growth with Income Series
     Research Series
     Emerging Growth Series
     Total Return Series
     New Discovery Series

Statements of Operations for the following:

For the Period February 17, 1998 to December 31, 1998
   Investments in Alger American Fund Portfolios:                            3
     Growth
     Income and Growth
     Leveraged AllCap
     MidCap Growth
     Small Capitalization

For the Year Ended December 31, 1998
   Investments in Janus Aspen Series Portfolios:                             4
     Flexible Income
     Balanced
     Growth
     Aggressive Growth
     Worldwide Growth
   Investments in IAI Retirement Funds, Inc. Portfolios:                     4
     Regional
     Reserve
     Balanced
   Investments in Fidelity Variable Insurance Products Fund II Portfolios:   5
     Asset Manager
     Contrafund

For the Period February 17, 1998 to December 31, 1998
   Investments in Fidelity Variable Insurance Products Fund II Portfolios:   5
     Index 500

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
For the Year Ended December 31, 1998
   Investments in Fidelity Variable Insurance Products Fund Portfolios:      5
     Money Market
     Equity-Income
     Growth
     Overseas
   Investments in Federated Insurance Management Series Portfolios:          6
     High Income Bond Fund II
     Utility Fund II
     U.S. Government Securities Fund II
   Investments in Scudder Variable Life Investment Fund Portfolios:          6
     Bond
     Balanced

For the Period August 17, 1998 to December 31, 1998
   Investments in Scudder Variable Life Investment Fund Portfolios:          6
     Growth and Income
     Global Discovery
     International
   Investments in Strong Variable Insurance Funds, Inc. Portfolios:          7
     Discovery Fund II
     Growth Fund II
   Investment in Strong Opportunity Fund II, Inc. Portfolio:                 7
     Opportunity Fund II
   Investment in T. Rowe Price International Series, Inc. Portfolio:         7
     International Stock
   Investments in T. Rowe Price Equity Series, Inc. Portfolios:              7
     New America Growth
     Mid-Cap Growth
     Equity Income
   Investments in MFS Variable Insurance Trust Portfolios:                   8
     Growth with Income Series
     Research Series
     Emerging Growth Series
     Total Return Series
     New Discovery Series

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
Statements of Changes in Net Assets for the following:

For the Period February 17, 1998 to December 31, 1998
   Investments in Alger American Fund Portfolios:                            9
     Growth
     Income and Growth
     Leveraged AllCap
     MidCap Growth
     Small Capitalization

For the Years Ended December 31, 1998 and 1997
   Investments in Janus Aspen Series Portfolios:                          10, 15
     Flexible Income
     Balanced
     Growth
     Aggressive Growth
     Worldwide Growth
   Investments in IAI Retirement Funds, Inc. Portfolios:                  10, 15
     Regional
     Reserve
     Balanced
   Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:                                                    11, 15
     Asset Manager
     Contrafund

For the Period February 17, 1998 to December 31, 1998
   Investment in Fidelity Variable Insurance Products Fund II Portfolios:    11
     Index 500

For the Years Ended December 31, 1998 and 1997
   Investments in Fidelity Variable Insurance Products Fund Portfolios:   11, 16
     Money Market
     Equity-Income
     Growth
     Overseas
   Investments in Federated Insurance Management Series Portfolios:       12, 16
     High Income Bond Fund II
     Utility Fund II
     U.S. Government Securities Fund II
   Investments in Scudder Variable Life Investment Fund Portfolios:       12, 16
     Bond
     Balanced

LINCOLN BENEFIT LIFE
VARIABLE ANNUITY ACCOUNT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
For the Period August 17, 1998 to December 31, 1998
   Investments in Scudder Variable Life Investment Fund Portfolios:         12
     Growth and Income
     Global Discovery
     International
   Investments in Strong Variable Insurance Funds, Inc. Portfolios:         13
     Discovery Fund II
     Growth Fund II
   Investment in Strong Opportunity Fund II, Inc. Portfolio:                13
     Opportunity Fund II
   Investment in T. Rowe Price International Series, Inc. Portfolio:        13
     International Stock
   Investments in T. Rowe Price Equity Series, Inc. Portfolios:             13
     New America Growth
     Mid-Cap Growth
     Equity-Income
   Investments in MFS Variable Insurance Trust Portfolios:                  14
     Growth with Income Series
     Research Series
     Emerging Growth Series
     Total Return Series
     New Discovery Series

Notes to Financial Statements                                              17-23

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Lincoln Benefit Life Company:


We have audited the accompanying statement of net assets of each of the sub-accounts ("portfolios" for purposes of this report), listed in the table of contents, that comprise Lincoln Benefit Life Variable Annuity Account (the "Account"), a Separate Account of Lincoln Benefit Life Company, an affiliate of The Allstate Corporation, as of December 31, 1998, and the related statements of operations and changes in net assets for the applicable periods indicated in the table of contents. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the portfolios, listed in the table of contents, that comprise the Account as of December 31, 1998, and the results of their operations and the changes in their net assets for each of the periods indicated in the table of contents, in conformity with generally accepted accounting principles.


/s/Deloitte & Touche, LLP

Chicago, Illinois
March 18, 1999

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998

 ($ and shares in thousands)

NET ASSETS
Investments in Alger American Fund Portfolios:
  Growth, 120 shares (cost $5,469)                                  $    6,381
  Income & Growth, 376 shares (cost $4,339)                              4,940
  Leveraged AllCap, 55 shares (cost $1,616)                              1,922
  MidCap Growth, 88 shares (cost $2,286)                                 2,553
  Small Capitalization, 59 shares (cost $2,383)                          2,573

Investments in Janus Aspen Series Portfolios:
  Flexible Income, 959 shares (cost $11,299)                            11,563
  Balanced, 1,561 shares (cost $27,099)                                 35,123
  Growth, 2,407 shares (cost $42,978)                                   56,670
  Aggressive Growth, 1,201 shares (cost $23,297)                        33,140
  Worldwide Growth, 2,724 shares (cost $61,611)                         79,243

Investments in IAI Retirement Funds, Inc. Portfolios:
  Regional, 827 shares (cost $12,129)                                   12,970
  Reserve, 49 shares (cost $487)                                           493
  Balanced, 181 shares (cost $2,398)                                     2,828

Investments in Fidelity's Variable Insurance Products Fund II
Portfolios:
  Asset Manager, 1,172 shares (cost $18,744)                            21,282
  Contrafund, 1,603 shares (cost $31,844)                               39,188
  Index 500, 110 shares (cost $13,863)                                  15,547

Investments in Fidelity's Variable Insurance Products Fund
Portfolios:
  Money Market, 30,004 shares (cost $30,004)                            30,004
  Equity Income, 3,341 shares (cost $73,093)                            84,938
  Growth, 1,372 shares (cost $46,191)                                   61,574
  Overseas, 1,106 shares (cost $21,155)                                 22,184

Investments in Federated Insurance Management Series Portfolios:
  High Income Bond Fund II, 1,714 shares (cost $18,479)                 18,715
  Utility Fund II, 870 shares (cost $11,409)                            13,281
  U.S. Government Securities Fund II, 723 shares (cost $7,828)           8,070

Investments in Scudder Variable Life Investment Fund Portfolios:
  Bond, 879 shares (cost $5,999)                                         6,044
  Balanced, 1,160 shares (cost $14,413)                                 17,648
  Growth & Income, 17 shares (cost $185)                                   194
  Global Discovery, 3 shares (cost $21)                                     23
  International, 7 shares (cost $103)                                      108

Investments in Strong Variable Insurance Funds, Inc. Portfolios:
  Discovery Fund II, 1 share (cost $15)                                     16
  Growth Fund II, 8 shares (cost $112)                                     132

Investment in Strong Opportunity Fund II, Inc. Portfolio:
  Opportunity Fund II, 1 share (cost $28)                                   30

Investment in T. Rowe Price International Series, Inc. Portfolio:
  International Stock, 7 shares (cost $99)                                 104

Investment in T. Rowe Price Equity Series, Inc. Portfolios:
  New America Growth, 5 shares (cost $99)                                  111
  Mid-Cap Growth, 46 shares (cost $569)                                    654
  Equity Income, 20 shares (cost $383)                                     389

Investments in MFS Variable Insurance Trust Portfolios:
  Growth with Income Series, 16 shares (cost $307)                         331
  Research Series, 7 shares (cost $125)                                    141
  Emerging Growth Series, 5 shares (cost $96)                              106
  Total Return Series, 15 shares (cost $260)                               269
  New Discovery Series, 8 shares (cost $65)                                 79
                                                                    ----------
      Net assets                                                    $  591,561
                                                                    ==========
See notes to financial statements.


LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS

         ($ in thousands)

                                                      Alger American Fund Portfolios
                                        -------------------------------------------------------------
                                            For the Period February 17, 1998 to December 31, 1998
                                        -------------------------------------------------------------
                                                     Income &   Leveraged     MidCap       Small
                                          Growth     Growth       AllCap      Growth   Capitalization
                                        ----------  ----------  ----------  ---------- --------------
INVESTMENT INCOME
Dividends                               $       98  $       78  $        3  $       97  $       63
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk                 (22)        (21)         (4)        (16)        (12)
    Administrative expense                      (3)         (2)         (1)         (2)         (1)
                                        ----------  ----------  ----------  ----------  ----------

      Net investment income (loss)              73          55          (2)         79          50
                                        ----------  ----------  ----------  ----------  ----------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                        3,513       1,356       1,286       1,917       1,752
  Cost of investments sold                  (3,480)     (1,370)     (1,321)     (2,042)     (1,825)
                                        ----------  ----------  ----------  ----------  ----------

      Net realized gains (losses)               33         (14)        (35)       (125)        (73)
                                        ----------  ----------  ----------  ----------  ----------

Change in unrealized gains (losses)            912         601         306         267         190
                                        ----------  ----------  ----------  ----------  ----------

      Net gains (losses) on investments        945         587         271         142         117
                                        ----------  ----------  ----------  ----------  ----------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS               $    1,018  $      642  $      269  $      221  $      167
                                        ==========  ==========  ==========  ==========  ==========

     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS

         ($ in thousands)
                                                      Janus Aspen Series Portfolios            IAI Retirement Funds, Inc. Portfolios
                                         ----------------------------------------------------  -------------------------------------
                                                                     For the Year Ended December 31, 1998
                                         -------------------------------------------------------------------------------------
                                         Flexible                      Aggressive   Worldwide
                                          Income    Balanced    Growth    Growth     Growth     Regional   Reserve    Balanced
                                         --------   --------   --------   --------  ----------  --------   --------   --------

INVESTMENT INCOME
Dividends                                $    578   $  1,120   $  2,854   $     --   $  2,532   $    800   $     27   $     69
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk               (103)      (380)      (541)      (322)      (825)      (175)        (7)       (31)
    Administrative expense                    (12)       (45)       (65)       (39)       (99)       (21)        (1)        (4)
                                         --------   --------   --------   --------   --------   --------   --------   --------

      Net investment income (loss)            463        695      2,248       (361)     1,608        604         19         34
                                         --------   --------   --------   --------   --------   --------   --------   --------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                       4,290      7,185     22,103     14,542     21,487      4,221        439        547
  Cost of investments sold                 (4,179)    (6,358)   (20,208)   (12,929)   (18,440)    (4,089)      (440)      (491)
                                         --------   --------   --------   --------   --------   --------   --------   --------

      Net realized gains (losses)             111        827      1,895      1,613      3,047        132         (1)        56
                                         --------   --------   --------   --------   --------   --------   --------   --------

Change in unrealized gains (losses)            (4)     5,778      8,921      6,673      9,929       (872)         5        151
                                         --------   --------   --------   --------   --------   --------   --------   --------

      Net gains (losses) on investments       107      6,605     10,816      8,286     12,976       (740)         4        207
                                         --------   --------   --------   --------   --------   --------   --------   --------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                $    570   $  7,300   $ 13,064   $  7,925   $ 14,584   $   (136)  $     23   $    241
                                         ========   ========   ========   ========   ========   ========   ========   ========


     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
         ($ in thousands)                      Fidelity Variable Insurance Products         Fidelity Variable Insurance Products
                                                         Fund II Portfolios                              Fund Portfolios
                                           ------------------------------------------  ---------------------------------------------
                                                                  For the Period
                                           For the Year Ended    February 17, 1998
                                           December 31, 1998    to December 31, 1998      For the Year Ended December 31, 1998
                                           -------------------- --------------------  ----------------------------------------------
                                            Asset       Contra-                         Money      Equity-
                                           Manager       fund        Index 500         Market      Income      Growth     Overseas
                                           --------    --------     -----------       ---------   ---------   ---------   ---------
INVESTMENT INCOME
Dividends                                  $  2,019    $  1,256     $         --     $   1,568   $   4,003   $   5,328   $   1,241
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk                 (232)       (349)             (66)         (370)       (929)       (600)       (224)
    Administrative expense                      (28)        (42)              (8)          (44)       (112)        (72)        (27)
                                           --------    --------     -------------    ---------   ---------   ---------   ---------
      Net investment income (loss)            1,759         865              (74)        1,154       2,962       4,656         990
                                           --------    --------     -------------    ---------   ---------   ---------   ---------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                         3,648      20,984            2,281       175,335      24,425      18,038      26,879
  Cost of investments sold                   (3,465)    (20,045)          (2,314)     (175,335)    (22,240)    (16,033)    (25,982)
                                           --------    --------    -------------     ---------   ---------   ---------   ---------
      Net realized gains (losses)               183         939              (33)           --       2,185       2,005         897
                                           --------    --------    -------------     ---------   ---------   ---------   ---------
Change in unrealized gains (losses)             399       5,713            1,684            --       1,609       9,064         288
                                           --------    --------    -------------     ---------   ---------   ---------   ---------
      Net gains (losses) on investments         582       6,652            1,651            --       3,794      11,069       1,185
                                           --------    --------    -------------     ---------   ---------   ---------   ---------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                  $  2,341    $  7,517    $       1,577     $   1,154   $   6,756   $  15,725   $   2,175
                                           ========    ========    =============     =========   =========   =========   =========

     See notes to financial statements.


LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS
         ($ in thousands)


                                         Federated Insurance Management                 Scudder Variable Life Investment
                                               Series Portfolio                                Fund Portfolios
                                         ------------------------------   ---------------------------------------------------
                                                           For the Year Ended                 For the Period August 17, 1998
                                                            December 31, 1998                       to December 31, 1998
                                         ---------------------------------------------------  --------------------------------
                                                                U.S.
                                                             Government
                                       High Income  Utility  Securities                       Growth and  Global     Inter-
                                      Bond Fund II  Fund II   Fund II      Bond    Balanced    Income   Discovery  national
                                      ------------  -------- ----------   --------   -------   ---------- ---------  ---------

INVESTMENT INCOME
Dividends                                $    451   $    502   $     68   $    306   $    889   $     --  $     --   $     --
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk               (201)      (120)       (72)       (63)      (174)        --        --         --
    Administrative expense                    (24)       (14)        (9)        (8)       (21)        --        --         --
                                         --------   --------   --------   --------   --------   --------  --------   --------

      Net investment income (loss)            226        368        (13)       235        694         --        --         --
                                         --------   --------   --------   --------   --------   --------  --------   --------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                      18,775      4,120      7,407      3,518      2,126         --        16         --
  Cost of investments sold                (18,443)    (3,782)    (7,264)    (3,488)    (1,913)        --       (15)        --
                                         --------   --------   --------   --------   --------   --------  --------   --------

      Net realized gains (losses)             332        338        143         30        213         --         1         --
                                         --------   --------   --------   --------   --------   --------  --------   --------

Change in unrealized gains (losses)          (361)       547        154        (19)     1,843          9         2          5
                                         --------   --------   --------   --------   --------   --------  --------   --------

      Net gains (losses) on investments       (29)       885        297         11      2,056          9         3          5
                                         --------   --------   --------   --------   --------   --------  --------   --------


CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                $    197   $  1,253   $    284   $    246   $  2,750   $      9  $      3   $      5
                                         ========   ========   ========   ========   ========   ========  ========   ========



     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS

         ($ in thousands)
                                            Strong Variable        Strong      T. Rowe Price
                                               Insurance        Opportunity    International
                                               Funds, Inc.        Fund, II        Series,        T. Rowe Price Equity Series, Inc.
                                              Portfolios       Inc. Portfolio  Inc.Portfolio                Portfolios
                                       ---------------------   --------------  -------------  -----------------------------------
                                                                For the Period August 17, 1998 to December 31, 1998
                                       ------------------------------------------------------------------------------------------
                                          Discovery    Growth     Opportuntiy  International New America    Mid-Cap       Equity
                                           Fund II     Fund II      Fund II        Stock      Growth        Growth        Income
                                          ---------   ---------   -----------  ------------  -----------    -------       ------
INVESTMENT INCOME
Dividends                                 $      --     $    --      $    --     $       1   $       2    $       9    $      12
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk                   --          --           --            --          --           (1)          (1)
    Administrative expense                       --          --           --            --          --           --           --
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------

      Net investment income (loss)               --          --           --             1           2            8           11
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                            --           1           --            --          17           87            5
  Cost of investments sold                       --          (1)          --            --         (15)         (80)          (5)
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------

      Net realized gains (losses)                --          --           --            --           2            7           --
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------

Change in unrealized gains (losses)               1          20            2             5          12           85            6
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------

      Net gains (losses) on investments           1          20            2             5          14           92            6
                                          ---------   ---------    ---------     ---------   ---------    ---------    ---------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                 $       1   $      20    $       2     $       6   $      16    $     100    $      17
                                          =========   =========    =========     =========   =========    =========    =========



     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS

         ($ in thousands)


                                                      MFS Variable Insurance Trust Portfolios
                                       -------------------------------------------------------------------
                                                   For the Period August 17, 1998 to December 31, 1998
                                       -------------------------------------------------------------------
                                        Growth with    Research     Emerging    Total Return New Discovery
                                       Income Series    Series    Growth Series    Series      Series
                                       -------------   ---------  ------------- ------------ -------------

INVESTMENT INCOME
Dividends                                 $      --      $    --      $    --     $    --      $    --
Charges from Lincoln Benefit Life Company:
    Mortality and expense risk                   --           --           --          --           --
    Administrative expense                       --           --           --          --           --
                                          ---------    ---------    ---------   ---------    ---------

      Net investment income (loss)               --           --           --          --           --
                                          ---------    ---------    ---------   ---------    ---------


REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from
sales of investments:
  Proceeds from sales                            30           13           --          41           --
  Cost of investments sold                      (28)         (13)          --         (41)          --
                                          ---------    ---------    ---------   ---------    ---------

      Net realized gains (losses)                 2           --           --          --           --
                                          ---------    ---------    ---------   ---------    ---------

Change in unrealized gains (losses)              24           16           10           9           14
                                          ---------    ---------    ---------   ---------    ---------

      Net gains (losses) on investments          26           16           10           9           14
                                          ---------    ---------    ---------   ---------    ---------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                 $      26    $      16    $      10   $       9    $      14
                                          =========    =========    =========   =========    =========



    See notes to financial statements.




LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)

                                           Alger American Fund Portfolios
                                    --------------------------------------------
                                           For the Period February 17, 1998
                                                to December 31, 1998
                                    --------------------------------------------
                                                                         Small
                                              Income  Leveraged  MidCap Capital-
                                    Growth   & Growth    AllCap  Growth  ization
                                    -------   -------   -------- ------- -------
FROM OPERATIONS
Net investment income (loss)        $    73  $    55  $    (2) $    79  $    50
Net realized gains (losses)              33      (14)     (35)    (125)     (73)
Change in unrealized gains (losses)     912      601      306      267      190
                                    -------  -------  -------  -------  -------
Change in net assets resulting
  from operations                     1,018      642      269      221      167
                                    -------  -------  -------  -------  -------

FROM CAPITAL TRANSACTIONS
Deposits                              1,844    2,018      436    1,117    1,121
Benefit payments                         --       --       --       --       --
Payments on termination                (169)     (49)      (8)     (32)     (38)
Loans - net                              --       --       --       --       --
Contract administration charge           --       --       --       --       --
Transfers among the portfolios
  and with the Fixed Account - net    3,688    2,329    1,225    1,247    1,323
                                    -------  -------  -------  -------  -------
Change in net assets resulting
  from capital transactions           5,363    4,298    1,653    2,332    2,406
                                    -------  -------  -------  -------  -------

INCREASE IN NET ASSETS                6,381    4,940    1,922    2,553    2,573

NET ASSETS AT BEGINNING OF PERIOD        --       --       --       --       --
                                    -------  -------  -------  -------  -------

NET ASSETS AT END OF PERIOD         $ 6,381  $ 4,940  $ 1,922  $ 2,553  $ 2,573
                                    =======  =======  =======  =======  =======



     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)


                                                                                     IAI Retirement Funds, Inc.
                                              Janus Aspen Series Portfolios                  Portfolios
                                     ---------------------------------------------   --------------------------
                                                          For the Year Ended December 31, 1998
                                     --------------------------------------------------------------------------
                                      Flexible                   Aggressive Worldwide
                                       Income   Balanced  Growth   Growth    Growth  Regional  Reserve Balanced
                                      --------  -------- ------- ---------- -------  --------  ------- --------
FROM OPERATIONS
Net investment income (loss)         $   463   $   695   $ 2,248   $  (361) $ 1,608   $  604   $   19   $   34
Net realized gains (losses)              111       827     1,895     1,613    3,047      132       (1)      56
Change in unrealized gains (losses)       (4)    5,778     8,921     6,673    9,929     (872)       5      151
                                     -------   -------   -------   -------  -------  -------   ------   ------

Change in net assets resulting
  from operations                        570     7,300    13,064     7,925   14,584     (136)      23      241
                                     -------   -------   -------   ------   -------  -------  ------   ------

FROM CAPITAL TRANSACTIONS
Deposits                               4,308     7,827     8,319     2,926   12,550    1,052       53      432
Benefit payments                        (170)     (279)     (512)      (59)    (418)    (327)      (1)     (82)
Payments on termination                 (303)   (1,246)   (2,089)   (1,130)  (2,981)    (602)     (39)    (104)
Loans - net                               (6)        1        11       (13)      (5)     (13)      --       --
Contract administration charge            (2)       (8)      (18)      (16)     (31)      (6)      --       (1)
Transfers among the portfolios
  and with the Fixed Account - net     1,491     5,368     5,435     1,496    5,636   (1,361)    (364)     271
                                     -------   -------   -------   ------   -------  -------   ------   ------

Change in net assets resulting
  from capital transactions            5,318    11,663    11,146     3,204   14,751   (1,257)    (351)     516
                                     -------   -------   -------   ------   -------  -------   ------   ------

INCREASE/DECREASE IN NET ASSETS        5,888    18,963    24,210    11,129   29,335   (1,393)    (328)     757

NET ASSETS AT BEGINNING OF PERIOD      5,675    16,160    32,460    22,011   49,908   14,363      821    2,071
                                     -------   -------   -------   ------   -------  -------   ------   ------

NET ASSETS AT END OF PERIOD          $11,563   $35,123   $56,670   $33,140  $79,243  $12,970   $  493   $2,828
                                     =======   =======   =======  =======   =======  =======   ======   ======

     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)
                                          Fidelity Variable Insurance          Fidelity Variable Insurance Products
                                          Products Fund II Portfolios                       Fund Portfolios
                                      ---------------------------------   --------------------------------------------
                                          For the Year    For the Period
                                              Ended         February 17
                                           December 31,     to December,              For the Year Ended
                                               1998          31, 1998                  December 31, 1998
                                      --------------------   ---------    --------------------------------------------
                                       Asset       Contra-                 Money       Equity-
                                       Manager      fund     Index 500     Market      Income      Growth     Overseas
                                      --------   ---------   ---------    --------    --------    --------    --------
FROM OPERATIONS
Net investment income (loss)          $  1,759    $    865    $    (74)   $  1,154    $  2,962    $  4,656    $    990
Net realized gains (losses)                183         939         (33)         --       2,185       2,005         897
Change in unrealized gains (losses)        399       5,713       1,684          --       1,609       9,064         288
                                      --------    --------    --------    --------    --------    --------    --------

Change in net assets resulting
  from operations                        2,341       7,517       1,577       1,154       6,756      15,725       2,175
                                      --------    --------    --------    --------    --------    --------    --------

FROM CAPITAL TRANSACTIONS
Deposits                                 3,092       8,056       6,877      71,632      14,703       6,775       1,993
Benefit payments                          (123)       (157)        (40)       (129)       (524)       (326)       (131)
Payments on termination                   (769)     (1,176)       (129)     (2,044)     (4,163)     (2,356)       (980)
Loans - net                                (14)         (3)          8          (1)         15         (10)         (9)
Contract administration charge              (8)        (11)         --          (6)        (33)        (27)         (8)
Transfers among the portfolios
  and with the Fixed Account - net       1,099       5,928       7,254     (65,701)      7,859       3,895       4,921
                                      --------    --------    --------    --------    --------    --------    --------

Change in net assets resulting
  from capital transactions              3,277      12,637      13,970       3,751      17,857       7,951       5,786
                                      --------    --------    --------    --------    --------    --------    --------

INCREASE IN NET ASSETS                   5,618      20,154      15,547       4,905      24,613      23,676       7,961

NET ASSETS AT BEGINNING OF PERIOD       15,664      19,034          --      25,099      60,325      37,898      14,223
                                      --------    --------    --------    --------    --------    --------    --------

NET ASSETS AT END OF PERIOD           $ 21,282    $ 39,188    $ 15,547    $ 30,004    $ 84,938    $ 61,574    $ 22,184
                                      ========    ========    ========    ========    ========    ========    ========

     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)


                                      Federated Insurance Management
                                              Series Portfolios                   Scudder Variable Life Investment Fund Portfolios
                                   --------------------------------------    -------------------------------------------------------
                                                      For the year Ended                          For the Period August 17, 1998
                                                      December 31, 1998                                 to December 31, 1998
                                   -----------------------------------------------------------    ----------------------------------
                                                                U.S.
                                                            Government
                                   High Income   Utility    Securities                            Growth and   Global       Inter-
                                  Bond Fund II   Fund II      Fund II        Bond     Balanced      Income    Discovery    national
                                  ------------ -----------   ---------    ----------  ---------  -----------  ----------  ---------

FROM OPERATIONS
Net investment income (loss)          $    226    $    368    $    (13)   $    235    $    694    $     --     $   --    $     --
Net realized gains (losses)                332         338         143          30         213          --          1          --
Change in unrealized gains (losses)       (361)        547         154         (19)      1,843           9          2           5
                                      --------    --------    --------    --------    --------    --------   --------    --------

Change in net assets resulting
  from operations                          197       1,253         284         246       2,750           9          3           5
                                      --------    --------    --------    --------    --------    --------   --------    --------

FROM CAPITAL TRANSACTIONS
Deposits                                 6,720       4,727       3,121       1,568       3,966         182         21          73
Benefit payments                          (128)       (163)        (16)        (83)        (77)         --         --          --
Payments on termination                   (965)       (296)       (262)       (230)       (703)         --         --          --
Loans - net                                 23          --          (1)          6          (7)         --         --          --
Contract administration charge              (4)         (3)         (1)         (2)         (5)         --         --          --
Transfers among the portfolios
  and with the Fixed Account - net       1,313         773       2,097         467       1,711           3         (1)         30
                                      --------    --------    --------    --------    --------    --------   --------    --------

Change in net assets resulting
  from capital transactions              6,959       5,038       4,938       1,726       4,885         185         20         103
                                      --------    --------    --------    --------    --------    --------   --------    --------

INCREASE IN NET ASSETS                   7,156       6,291       5,222       1,972       7,635         194         23         108

NET ASSETS AT BEGINNING OF PERIOD       11,559       6,990       2,848       4,072      10,013          --         --          --
                                      --------    --------    --------    --------    --------    --------   --------    --------

NET ASSETS AT END OF PERIOD           $ 18,715    $ 13,281    $  8,070    $  6,044    $ 17,648    $    194   $     23    $    108
                                      ========    ========    ========    ========    ========    ========   ========    ========


     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)                                       Strong      T. Rowe
                                            Strong Variable    Opportunity    Price
                                                Insurance        Fund II   International
                                                Funds, Inc.       Inc.      Series, Inc.      T. Rowe Price Equity Series, Inc.
                                               Portfolios      Portfolio    Portfolio                     Portfolios
                                          -------------------- ----------- -------------  --------------------------------------
                                                           For the Period August 17, 1998 to December 31, 1998
                                          --------------------------------------------------------------------------------------
                                                                              Inter-         New
                                          Discovery   Growth   Opportuntiy   national      America        Mid-Cap       Equity-
                                           Fund II    Fund II    Fund II       Stock        Growth        Growth        Income
                                          ---------  ---------  -----------  ------------ -----------  -------------  ----------

FROM OPERATIONS
Net investment income (loss)          $       --   $       --    $       --   $        1   $        2    $        8   $       11
Net realized gains (losses)                   --           --            --           --            2             7           --
Change in unrealized gains (losses)            1           20             2            5           12            85            6
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------

Change in net assets resulting
  from operations                              1           20             2            6           16           100           17
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------

FROM CAPITAL TRANSACTIONS
Deposits                                      12          106            26           92           92           551          346
Benefit payments                              --           --            --           --           --            --           --
Payments on termination                       --           (1)           --           --           (1)           --           --
Loans - net                                   --           --            --           --           --            --           --
Contract administration charge                --           --            --           --           --            --           --
Transfers among the portfolios
  and with the Fixed Account - net             3            7             2            6            4             3           26
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------
Change in net assets resulting
  from capital transactions                   15          112            28           98           95           554          372
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------

INCREASE IN NET ASSETS                        16          132            30          104          111           654          389

NET ASSETS AT BEGINNING OF PERIOD             --           --            --           --           --            --           --
                                      ----------   ----------    ----------   ----------   ----------    ----------   ----------

NET ASSETS AT END OF PERIOD           $       16   $      132    $       30   $      104   $      111    $      654   $      389
                                      ==========   ==========    ==========   ==========   ==========    ==========   ==========


     See notes to financial statements.




LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS

          ($ in thousands)
                                                 MFS Variable Insurance Trust Portfolios
                                   --------------------------------------------------------------------
                                             For the Period August 17, 1998 to December 31, 1998
                                   --------------------------------------------------------------------
                                                                                 Total         New
                                    Growth with     Research    Emerging        Return      Discovery
                                   Income Series     Series    Growth Series    Series        Series
                                   -------------  ------------ ------------  ------------  ------------
FROM OPERATIONS
Net investment income (loss)          $       --      $     --     $     --      $     --     $     --
Net realized gains (losses)                    2            --           --            --           --
Change in unrealized gains (losses)           24            16           10             9           14
                                      ----------    ----------   ----------    ----------   ----------

Change in net assets resulting
  from operations                             26            16           10             9           14
                                      ----------    ----------   ----------    ----------   ----------

FROM CAPITAL TRANSACTIONS
Deposits                                     283           125          100           252           65
Benefit payments                              --            --           --            --           --
Payments on termination                       (1)           --           --            --           --
Loans - net                                   --            --           --            --           --
Contract administration charge                --            --           --            --           --
Transfers among the portfolios
  and with the Fixed Account - net            23            --           (4)            8           --
                                      ----------    ----------   ----------    ----------   ----------

Change in net assets resulting
  from capital transactions                  305           125           96           260           65
                                      ----------    ----------   ----------    ----------   ----------

INCREASE IN NET ASSETS                       331           141          106           269           79

NET ASSETS AT BEGINNING OF PERIOD             --            --           --            --           --
                                      ----------    ----------   ----------    ----------   ----------

NET ASSETS AT END OF PERIOD           $      331    $      141   $      106    $      269   $       79
                                      ==========    ==========   ==========    ==========   ==========


     See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997

($ and units in thousands, except value per unit)

                                                                                                                Fidelity Variable
                                                                                     IAI Retirement Funds,      Insurance Products
                                             Janus Aspen Series Portfolios             Inc. Portfolios          Fund II Portfolios
                                    ----------------------------------------------  --------------------------  -------------------
                                   Flexible                    Aggressive   Worldwide                            Asset
                                    Income   Balanced  Growth     Growth    Growth   Regional Reserve Balanced  Manager  Contrafund
                                   --------  --------  -------   ---------  -------- -------- ------- --------  -------  -----------

FROM OPERATIONS
Net investment income (loss)        $   246  $    245  $    417  $   (262) $     90  $    366  $  16  $    34   $ 1,167  $     40
Net realized gains (losses)              83       340     1,258       721     1,465       247     (1)      19       117       889
Change in unrealized gains (losses)     132     1,586     2,930     1,881     4,835       746     (1)     166       969     1,519
                                        ---     -----     -----     -----     -----       ---     --      ---       ---     -----

Change in net assets resulting
  from operations                       461     2,171     4,605     2,340     6,390     1,359     14      219     2,253     2,448
                                        ---     -----     -----     -----     -----     -----     --      ---     -----     -----

FROM CAPITAL TRANSACTIONS
Deposits                              1,262     2,990     5,536     2,989    10,053     1,831    400      308     1,946     5,083
Benefit payments                        (80)     (213)     (155)      (93)     (252)     (154)   (24)      --      (215)      (25)
Payments on termination                (100)     (586)   (1,203)     (919)   (1,619)     (575)   (44)     (60)     (433)     (434)
Loans - net                              --        --       (39)       (3)      (19)       --     --       --        --       (11)
Contract administration charge           (1)       (4)      (13)      (13)      (19)       (6)    --       (1)       (6)       (4)
Transfers among the portfolios
  and with the Fixed Account - net      579     3,496     6,008     2,028     9,874     2,066     42      307     1,201     6,431
                                        ---     -----     -----     -----     -----     -----     --      ---     -----     -----

Change in net assets resulting
  from capital transactions           1,660     5,683    10,134     3,989    18,018     3,162    374      554     2,493    11,040
                                      -----     -----    ------     -----    ------     -----    ---      ---     -----    ------

INCREASE IN NET ASSETS                2,121     7,854    14,739     6,329    24,408     4,521    388      773     4,746    13,488

NET ASSETS AT BEGINNING OF YEAR       3,554     8,306    17,721    15,682    25,500     9,842    433    1,298    10,918     5,546
                                      -----     -----    ------    ------    ------     -----    ---    -----    ------     -----

NET ASSETS AT END OF YEAR           $ 5,675  $ 16,160  $ 32,460  $ 22,011  $ 49,908  $ 14,363  $ 821  $ 2,071  $ 15,664  $ 19,034
                                    =======  ========  ========  ========  ========  ========  =====  =======  ========  ========

Net asset value per unit at end
  of year                           $ 13.97  $  16.43  $  17.87  $  17.25  $  18.62  $  17.03  $11.17 $ 14.39  $  14.10  $  13.64
                                    =======  ========  ========  ========  ========  ========  ====== =======  ========  ========

Units outstanding at end of year        406       983     1,816     1,276     2,680       843     74      144     1,111     1,395
                                        ===       ===     =====     =====     =====       ===     ==      ===     =====     =====

   See notes to financial statements.



LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 1997

($ and units in thousands, except value per unit)

                                                                                                         Scudder Variable
                                         Fidelity Variable Insurance        Federated Insurance Manage-   Life Investment
                                           Products Fund Portfolios           ment Series Portfolios      Fund Portfolios
                                  -------------------------------------   ---------------------------   ----------------
                                                                            High               U.S.
                                                                           Income          Government
                                   Money    Equity-                         Bond   Utility Securities
                                   Market   Income    Growth   Overseas   Fund II   Fund II  Fund II    Bond  Balanced
                                   ------   ------    ------   --------   -------   -------  -------    ----  --------


FROM OPERATIONS
Net investment income (loss)      $    819  $  2,920  $    526  $    797  $    292  $   126  $    56  $   133  $    432
Net realized gains (losses)             --       961     1,451       673       193      110        9        2       176
Change in unrealized gains (losses)     --     6,598     4,133      (321)      384      934       92       75       921
                                    ------     -----     -----      ----       ---      ---       --       --       ---

Change in net assets resulting
  from operations                      819    10,479     6,110     1,149       869    1,170      157      210     1,529
                                       ---    ------     -----     -----       ---    -----      ---      ---     -----

FROM CAPITAL TRANSACTIONS
Deposits                            62,385     9,140     4,411     2,289     2,861    1,017      461      922     1,830
Benefit payments                      (139)     (207)     (122)      (80)       (4)     (98)      (7)      (4)      (97)
Payments on termination             (1,566)   (2,285)   (1,723)     (543)     (446)    (208)    (151)     (69)     (658)
Loans - net                            (44)      (21)       (8)       (2)       (4)      --       --        1        (4)
Contract administration charge          (5)      (25)      (23)       (7)       (2)      (2)      (1)      (1)       (4)
Transfers among the portfolios
  and with the Fixed Account - net (52,987)    9,941     2,486       363     3,109    1,070       67      779     1,396
                                   -------     -----     -----       ---     -----    -----       --      ---     -----

Change in net assets resulting
  from capital transactions          7,644    16,543     5,021     2,020     5,514    1,779      369    1,628     2,463
                                   -------    ------    ------     -----     -----    -----      ---    -----     -----
INCREASE IN NET ASSETS               8,463    27,022    11,131     3,169     6,383    2,949      526    1,838     3,992

NET ASSETS AT BEGINNING OF PERIOD   16,636    33,303    26,767    11,054     5,176    4,041    2,322    2,234     6,021
                                   -------    ------    ------    ------     -----    -----    -----    -----     -----
NET ASSETS AT END OF PERIOD       $ 25,099  $ 60,325  $ 37,898  $ 14,223  $ 11,559  $ 6,990  $ 2,848  $ 4,072  $ 10,013
                                  ========  ========  ========  ========  ========  =======  =======  =======  ========



Net asset value per unit at end
  of year                         $  11.59  $  19.50  $  17.88  $  12.88  $ 14.27  $ 15.98  $ 11.88  $  11.79  $  16.01
                                  ========  ========  ========  ========  =======  =======  =======  ========  ========


Units outstanding at end of year     2,166     3,094     2,119     1,104      810      437      239      345       626
                                     =====     =====     =====     =====      ===      ===      ===      ===       ===

    See notes to financial statements.


LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

     Lincoln Benefit Life Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. Lincoln Benefit is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     Lincoln Benefit sells three variable annuity contracts, Investor's Select, Consultant I and Consultant II, the deposits of which are invested at the direction of the contractholder in the sub-accounts ("portfolios" for purposes of this report) that comprise the Account. Contractholders bear all of the investment risk. The portfolios invest in: Alger American Fund, Janus Aspen Series, IAI Retirement Funds, Inc., Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund, Federated Insurance Management Series, Scudder Variable Life Investment Fund, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., and the MFS Variable Insurance Trust (collectively the "Funds").

     Lincoln Benefit provides insurance and administrative services to the contractholders for a fee.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1998.

     Investment Income - Investment income consists of dividends declared by the Funds and is recognized on the date of record.

     Realized Gains and Losses - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No federal income taxes are payable by the Account in 1998 as the Account did not generate taxable income.

3.   CONTRACT CHARGES

     Lincoln Benefit charges each contractholder daily at a per annum rate as follows:

                                 Mortality and   Administrative
                                 expense risk       expense
                                 ------------       -------

         Investor's Select          1.25%             .15%
         Consultant I               1.15% (a)         .10%
         Consultant II              1.30%             .10%

          (a) An enhanced death benefit rider is available at an additional charge of .20%, bringing the total mortality and expense charge to 1.35%. An enhanced death benefit and income rider is available at an additional charge of .40%, bringing the total mortality and expense charge to 1.55%.

     Lincoln benefit may charge an annual contract maintenance fee of $25 on Investor's Select and $35 on Consultant I and Consultant II contracts.


4.   FINANCIAL INSTRUMENTS

     The only financial instruments of the Account are the investments in each of the portfolios, which are carried at fair value, based on quoted market prices.



5. UNITS ISSUED AND REDEEMED

(Units in whole amounts)
                                                                             Investor's Select Contracts

                                                                              Unit activity during 1998:
                                                                      -----------------------------------------
                                                            Units                                      Units
                                                        Outstanding                                Outstanding    Accumulation
                                                          December       Units         Units         December      Unit Value
                                                         31, 1997       Issued       Redeemed        31, 1998  December 31, 1998
                                                        -----------   -----------   -----------    ------------  ---------------

Investments in Alger American Fund Portfolios:
Growth                                                           --       603,976      (211,586)       392,390   $   13.66
Income and Growth                                                --       452,689      (119,564)       333,125       12.55
Leveraged AllCap                                                 --       206,780      (100,020)       106,760       14.56
MidCap Growth                                                    --       354,214      (158,183)       196,031       12.17
Small Capitalization                                             --       388,895      (171,726)       217,169       11.01

Investments in Janus Aspen Series Portfolios:
Flexible Income                                             406,324       594,734      (292,969)       708,089       15.03
Balanced                                                    983,350       973,742      (386,455)     1,570,637       21.69
Growth                                                    1,816,216     1,664,418    (1,145,607)     2,335,027       23.91
Aggressive Growth                                         1,276,192       967,381      (798,773)     1,444,800       22.83
Worldwide Growth                                          2,680,262     1,604,359    (1,015,044)     3,269,577       23.67

Investments in IAI Retirement Funds, Inc. Portfolios:
Regional                                                    843,183       176,500      (259,381)       760,302       17.06
Reserve                                                      73,556         7,749       (38,837)        42,468       11.61
Balanced                                                    143,880        70,748       (36,869)       177,759       15.91

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                             1,110,906       449,196      (244,879)     1,315,223       16.00
Contrafund                                                1,395,072     2,249,540    (1,446,498)     2,198,114       17.49
Index 500                                                        --     1,256,743      (204,595)     1,052,148       12.02

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                              2,166,046    14,626,292   (14,471,382)     2,320,956       12.05
Equity-Income                                             3,093,518     2,017,982    (1,204,743)     3,906,757       21.46
Growth                                                    2,119,475     1,236,496      (869,293)     2,486,678       24.59
Overseas                                                  1,104,305     2,199,486    (1,814,582)     1,489,209       14.32

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund II                                    809,791     1,727,915    (1,292,438)     1,245,268       14.45
Utility Fund II                                             437,287       498,842      (248,996)       687,133       17.96
U.S. Government Securities Fund II                          239,114       929,412      (585,736)       582,790       12.61

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                        345,499       405,934      (289,570)       461,863       12.39
Balanced                                                    625,526       389,367      (119,638)       895,255       19.44




5.  UNITS ISSUED AND REDEEMED
(Units in whole amounts)                                                           Consultant I Contracts
                                                                                 Unit activity during 1998:
                                                                         --------------------------------------
                                                               Units                                   Units
                                                           Outstanding                              Outstanding    Accumulation
                                                             December          Units      Units      December       Unit Value
                                                             31, 1997          Issued     Redeemed   31, 1998   December 31, 1998
                                                           -----------   ----------   ----------    -----------  ----------------
Investments in Alger American Fund Portfolios:
Growth                                                            --        131,732      (80,599)       51,133   $    11.93
Income and Growth                                                 --         27,157       (2,847)       24,310        11.50
Leveraged AllCap                                                  --         16,971          (40)       16,931        12.81
MidCap Growth                                                     --          1,813           --         1,813        11.60
Small Capitalization                                              --         10,608       (5,475)        5,133        11.31

Investments in Janus Aspen Series Portfolios:
Flexible Income                                                   --         54,008       (1,039)       52,969        10.25
Balanced                                                          --         41,736       (2,143)       39,593        11.69
Growth                                                            --         35,594          (75)       35,519        11.86
Aggressive Growth                                                 --         16,827      (11,932)        4,895        12.27
Worldwide Growth                                                  --         72,292       (8,184)       64,108        10.68

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                                     --         12,173           (1)       12,172        10.80
Contrafund                                                        --         32,589       (4,524)       28,065        11.46
Index 500                                                         --         68,862       (1,224)       67,638        11.36

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                                      --        417,671     (347,929)       69,742        10.15
Equity-Income                                                     --         39,382          (79)       39,303        10.83
Growth                                                            --         16,667       (3,350)       13,317        11.62
Overseas                                                          --        194,916     (117,325)       77,591        10.50

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund  II                                         --         61,359      (13,685)       47,674         9.85
Utility Fund II                                                   --         35,135           (5)       35,130        11.13
U.S. Government Securities Fund II                                --         40,197       (3,454)       36,743        10.27

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                              --         25,221         (551)       24,670        10.19
Balanced                                                          --         11,682       (2,113)        9,569        11.04
Growth and Income                                                 --          8,690           --         8,690        10.52
Global Discovery                                                  --          1,630           --         1,630        10.77
International                                                     --            181           --           181        10.38

Investments in Strong Variable Insurance Funds, Inc.
   Portfolios:
Discovery Fund II                                                 --            226           --           226        11.04
Growth Fund II                                                    --          8,571          (61)        8,510        11.41

Investment in Strong Opportunity Fund II, Inc. Portfolio:
Opportunity Fund II                                               --            603           --           603        10.94

Investment in T. Rowe Price International Series, Inc.
   Portfolio:
International Stock                                               --          2,401           --         2,401        10.78

Investments in T. Rowe Price Equity Series, Inc.
   Portfolios:
New America Growth                                                --          4,126           --         4,126        11.25
Mid-Cap Growth                                                    --          7,608           --         7,608        11.50
Equity Income                                                     --         14,739           --        14,739        10.78

Investments in MFS Variable Insurance Trust Portfolios:
Growth with Income Series                                         --         10,908         (317)       10,591        11.20
Research Series                                                   --          8,940           --         8,940        11.08
Emerging Growth Series                                            --          5,861           --         5,861        11.75
Total Return Series                                               --         13,556       (2,146)       11,410        10.61
New Discovery Series                                              --            842           --           842        11.35

5. UNITS ISSUED AND REDEEMED
(Units in whole amounts)                                     Consultant I Contracts with Enhanced Death Benefit Rider
                                                                              Unit activity during 1998:
                                                                      -----------------------------------------
                                                            Units                                      Units
                                                        Outstanding                                Outstanding    Accumulation
                                                          December       Units         Units         December      Unit Value
                                                         31, 1997       Issued       Redeemed        31, 1998  December 31, 1998
                                                        -----------   -----------   -----------    ------------  ---------------
Investments in Alger American Fund Portfolios:
Growth                                                            --         15,244           --        15,244   $    11.92
Income and Growth                                                 --         20,201          (70)       20,131        11.49
Leveraged AllCap                                                  --          4,249           --         4,249        12.80
MidCap Growth                                                     --          8,640          (25)        8,615        11.59
Small Capitalization                                              --          2,569           --         2,569        11.30

Investments in Janus Aspen Series Portfolios:
Flexible Income                                                   --          7,498           (7)        7,491        10.24
Balanced                                                          --         18,700          (64)       18,636        11.68
Growth                                                            --         14,182           --        14,182        11.85
Aggressive Growth                                                 --          4,799           --         4,799        12.26
Worldwide Growth                                                  --         61,017          (87)       60,930        10.68

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                                     --          7,062           --         7,062        10.80
Contrafund                                                        --         22,918          (71)       22,847        11.45
Index 500                                                         --        136,853         (314)      136,539        11.35

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                                      --         60,798       (7,695)       53,103        10.14
Equity-Income                                                     --         19,884          (54)       19,830        10.82
Growth                                                            --         11,279           --        11,279        11.62
Overseas                                                          --          2,466           --         2,466        10.49

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund  II                                         --          7,386           (7)        7,379         9.84
Utility Fund II                                                   --         23,168          (56)       23,112        11.13
U.S. Government Securities Fund II                                --         10,599           --        10,599        10.26

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                              --          2,350           (7)        2,343        10.18
Balanced                                                          --          4,131           (3)        4,128        11.03
Growth and Income                                                 --          1,708           --         1,708        10.51
Global Discovery                                                  --           --             --            --        10.76
International                                                     --          5,932           --         5,932        10.37

Investments in Strong Variable Insurance Funds, Inc.
   Portfolios:
Discovery Fund II                                                 --          1,200           --         1,200        11.03
Growth Fund II                                                    --          3,117          (26)        3,091        11.41

Investment in Strong Opportunity Fund II, Inc. Portfolio:
Opportunity Fund II                                               --          1,370           --         1,370        10.93

Investment in T. Rowe Price International Series, Inc.
   Portfolio:
International Stock                                               --          5,185          (25)        5,160        10.77

Investments in T. Rowe Price Equity Series, Inc.
   Portfolios:
New America Growth                                                --          4,239          (26)        4,213        11.24
Mid-Cap Growth                                                    --         43,441           --        43,441        11.49
Equity Income                                                     --         13,978           --        13,978        10.78

Investments in MFS Variable Insurance Trust Portfolios:
Growth with Income Series                                         --          8,633           --         8,633        11.19
Research Series                                                   --          2,305           --         2,305        11.07
Emerging Growth Series                                            --             91           --            91        11.74
Total Return Series                                               --          8,542           (3)        8,539        10.60
New Discovery Series                                              --          2,884          (26)        2,858        11.34

5. UNITS ISSUED AND REDEEMED
(Units in whole amounts)                                 Consultant I Contracts with Enhanced Death and Income Benefit Rider
                                                                              Unit activity during 1998:
                                                                      -----------------------------------------
                                                            Units                                      Units
                                                        Outstanding                                Outstanding    Accumulation
                                                          December       Units         Units         December      Unit Value
                                                         31, 1997       Issued       Redeemed        31, 1998  December 31, 1998
                                                        -----------   -----------   -----------    ------------  ---------------
Investments in Alger American Fund Portfolios:
Growth                                                            --          6,138       (1,595)        4,543   $    11.91
Income and Growth                                                 --            287           --           287        11.48
Leveraged AllCap                                                  --            273           --           273        12.79
MidCap Growth                                                     --            266           --           266        11.58
Small Capitalization                                              --          2,840           --         2,840        11.30

Investments in Janus Aspen Series Portfolios:
Flexible Income                                                   --          9,165           --         9,165        10.24
Balanced                                                          --         11,168          (23)       11,145        11.67
Growth                                                            --          8,811       (1,592)        7,219        11.84
Aggressive Growth                                                 --          2,152       (1,364)          788        12.25
Worldwide Growth                                                  --         12,139       (1,586)       10,553        10.67

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                                     --            292           --           292        10.79
Contrafund                                                        --          5,053           --         5,053        11.44
Index 500                                                         --         18,385          (11)       18,374        11.35

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                                      --         27,065           --        27,065        10.13
Equity-Income                                                     --          8,372       (3,837)        4,535        10.82
Growth                                                            --         15,101      (12,599)        2,503        11.61
Overseas                                                          --             --           --            --        10.48

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund  II                                         --         10,770           --        10,770         9.83
Utility Fund II                                                   --          7,862           --         7,862        11.12
U.S. Government Securities Fund II                                --          9,297           --         9,297        10.25

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                              --          2,883           --         2,883        10.17
Balanced                                                          --          4,708          (24)        4,684        11.02
Growth and Income                                                 --            702           --           702        10.51
Global Discovery                                                  --            203           --           203        10.75
International                                                     --          2,877           --         2,877        10.37

Investments in Strong Variable Insurance Funds, Inc.
   Portfolios:
Discovery Fund II                                                 --             --           --            --        11.02
Growth Fund II                                                    --             --           --            --        11.40

Investment in Strong Opportunity Fund II, Inc. Portfolio:
Opportunity Fund II                                               --            191           --           191        10.92

Investment in T. Rowe Price International Series, Inc.
   Portfolio:
International Stock                                               --             --           --            --        10.76

Investments in T. Rowe Price Equity Series, Inc.
   Portfolios:
New America Growth                                                --             --           --            --        11.23
Mid-Cap Growth                                                    --             --           --            --        11.49
Equity-Income                                                     --            687           --           687        10.77

Investments in MFS Variable Insurance Trust Portfolios:
Growth with Income Series                                         --          5,411       (1,991)        3,420        11.18
Research Series                                                   --          1,499           --         1,499        11.06
Emerging Growth Series                                            --            733           --           733        11.73
Total Return Series                                               --          3,925           --         3,925        10.59
New Discovery Series                                              --             --           --            --        11.34

5. UNITS ISSUED AND REDEEMED
(Units in whole amounts)                                                          Consultant II Contracts
                                                                                 Unit activity during 1998:
                                                                            ----------------------------------------
                                                                 Units                                    Units
                                                              Outstanding                              Outstanding     Accumulation
                                                                December       Units         Units       December       Unit Value
                                                               31, 1997      Issued       Redeemed      31, 1998  December 31, 1998
                                                           --------------   -------------   ----------    ---------- --------------
Investments in Alger American Fund Portfolios:
Growth                                                               --         28,797      (14,183)       14,614   $    11.92
Income and Growth                                                    --         21,212           (2)       21,210        11.49
Leveraged AllCap                                                     --         17,815      (10,558)        7,257        12.80
MidCap Growth                                                        --          4,990       (1,283)        3,707        11.59
Small Capitalization                                                 --          9,840       (4,348)        5,492        11.31

Investments in Janus Aspen Series Portfolios:
Flexible Income                                                      --         21,672       (1,290)       20,382        10.25
Balanced                                                             --         20,843           (3)       20,840        11.68
Growth                                                               --         15,874       (1,544)       14,330        11.85
Aggressive Growth                                                    --          1,708           --         1,708        12.26
Worldwide Growth                                                     --         38,206       (1,001)       37,205        10.68

Investments in Fidelity Variable Insurance Products
   Fund II Portfolios:
Asset Manager                                                        --          2,962           --         2,962        10.80
Contrafund                                                           --         10,315         (944)        9,371        11.45
Index 500                                                            --         34,212         (931)       33,281        11.36

Investments in Fidelity Variable Insurance Products
   Fund Portfolios:
Money Market                                                         --         95,033      (44,270)       50,763        10.14
Equity-Income                                                        --         37,057       (1,000)       36,057        10.83
Growth                                                               --         12,840       (4,224)        8,616        11.62
Overseas                                                             --          3,130       (1,330)        1,800        10.49

Investments in Federated Insurance Management Series
   Portfolios:
High Income Bond Fund  II                                            --          9,189       (2,395)        6,794         9.84
Utility Fund II                                                      --         19,603       (1,341)       18,262        11.13
U.S. Government Securities Fund II                                   --         19,029       (5,549)       13,480        10.26

Investments in Scudder Variable Life Investment Fund
   Portfolios:
Bond                                                                 --          1,902          (41)        1,861        10.18
Balanced                                                             --          3,482           --         3,482        11.03
Growth and Income                                                    --          7,306           --         7,306        10.52
Global Discovery                                                     --          1,992       (1,679)          313        10.76
International                                                        --          1,427           (4)        1,422        10.38

Investments in Strong Variable Insurance Funds, Inc.
   Portfolios:
Discovery Fund II                                                    --             --           --            --        11.03
Growth Fund II                                                       --             --           --            --        11.41

Investment in Strong Opportunity Fund II, Inc. Portfolio:
Opportunity Fund II                                                  --            551           --           551        10.93

Investment in T. Rowe Price International Series, Inc.
   Portfolio:
International Stock                                                  --          2,061           (6)        2,055        10.77

Investments in T. Rowe Price Equity Series, Inc. Portfolios:
New America Growth                                                   --          3,011       (1,493)        1,518        11.24
Mid-Cap Growth                                                       --          6,423         (551)        5,872        11.50
Equity Income                                                        --          6,696           --         6,696        10.78

Investments in MFS Variable Insurance Trust Portfolios:
Growth with Income Series                                            --          6,884           --         6,884        11.19
Research Series                                                      --          1,341       (1,341)           --        11.07
Emerging Growth Series                                               --          2,345           --         2,345        11.74
Total Return Series                                                  --          1,529           --         1,529        10.60
New Discovery Series                                                 --          3,242           --         3,242        11.35

                                       23

INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
LINCOLN BENEFIT LIFE COMPANY:

We have audited the accompanying consolidated statements of Financial Position of Lincoln Benefit Life Company and subsidiary (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1998 and 1997, and the related consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1998. Our audits also included Schedule IV - Reinsurance. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.



/s/ Deloitte & Touche LLP

Chicago, Illinois
February 19, 1999

                          LINCOLN BENEFIT LIFE COMPANY
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION



                                                              December 31,
                                                              ------------
($ in thousands)                                           1998          1997
                                                           ----          ----

Assets
Investments
    Fixed income securities, at fair value
        (amortized cost $149,898 and $141,553)          $  158,984  $  147,911
    Short-term                                               3,675       1,020
                                                        ----------  ----------
    Total investments                                      162,659     148,931

Cash                                                         1,735       4,220
Reinsurance recoverable from Allstate Life
    Insurance Company                                    6,933,084   6,732,755
Reinsurance recoverable from non-affiliates                191,092     127,182
Receivable from affiliates, net                             37,103      14,481
Other assets                                                30,919      31,976
Separate Accounts                                          763,416     447,658
                                                         ----------  ----------
             Total assets                               $8,120,008  $7,507,203
                                                         ==========  ==========

Liabilities
Reserve for life-contingent contract benefits           $  338,069  $  252,195
Contractholder funds                                     6,785,070   6,607,130
Current income taxes payable                                 3,659       1,128
Deferred income taxes                                        5,546       4,149
Other liabilities and accrued expenses                      64,470      43,609
Separate Accounts                                          763,416     447,658
                                                         ----------  ----------
             Total liabilities                           7,960,230   7,355,869
                                                         ----------  ----------

Commitments and Contingent Liabilities (Note 8)

Shareholder's Equity
Common stock, $100 par value, 30,000 shares
     authorized, 25,000 issued and outstanding                2,500       2,500
Additional capital paid-in                                  116,750     116,750
Retained income                                              34,622      27,952

Accumulated other comprehensive income:
   Unrealized net capital gains                               5,906       4,132
                                                         ----------  ----------
   Total accumulated other comprehensive income               5,906       4,132
                                                         ----------  ----------
   Total shareholder's equity                               159,778     151,334
                                                         ----------  ----------
   Total liabilities and shareholder's equity            $8,120,008  $7,507,203
                                                         ==========  ==========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME


                                                        Year Ended December 31,
                                                        -----------------------
($ in thousands)                                      1998      1997       1996
                                                      ----      ----       ----
Revenues
Net investment income                               $10,240   $10,570   $ 9,519
Realized capital gains and losses                       134        17         6
                                                    -------   -------   -------
                                                     10,374    10,587     9,525
Costs and expenses
Provision for policy benefits (net of reinsurance
   recoveries of $496,140, $464,154 and $419,936)        --        --       465
Operating costs and expenses                             --        --       457
                                                    -------   -------   -------
                                                         --        --       922
                                                    -------   -------   -------


Income from operations before income tax expense     10,374    10,587     8,603
Income tax expense                                    3,704     3,735     3,020
                                                    -------   -------   -------

Net income                                            6,670     6,852     5,583
                                                    -------   -------   -------

Other comprehensive income, after tax
  Change in unrealized net capital gains and losses   1,774     2,331    (3,197)
                                                    -------   -------   -------

  Comprehensive income                              $ 8,444   $ 9,183   $ 2,386
                                                    =======   =======   =======



See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY



                                                         December 31,
                                                         ------------
($ in thousands)                                  1998      1997        1996
                                                  ----      ----        ----

Common Stock                                   $   2,500  $   2,500   $   2,500
                                               ---------  ---------   ---------

Additional capital paid-in                       116,750    116,750     116,750
                                               ---------  ---------   ---------

Retained income
Balance, beginning of year                        27,952     21,110      18,060
Net income                                         6,670      6,852       5,583
Dividend-in-kind                                      --        (10)     (2,533)
                                               ---------  ---------   ---------
Balance, end of year                              34,622     27,952      21,110
                                               ---------  ---------   ---------

Accumulated other comprehensive income
Balance, beginning of year                         4,132      1,801       4,998
Change in unrealized net capital gains and loss    1,774      2,331      (3,197)
                                               ---------  ---------   ---------
Balance, end of year                               5,906      4,132       1,801
                                               ---------  ---------   ---------

      Total shareholder's equity               $ 159,778  $ 151,334   $ 142,161
                                               =========  =========   =========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                       Year Ended December 31,
                                                       -----------------------
($ in thousands)                                    1998        1997      1996
                                                    ----        ----      ----

Cash flows from operating activities
Net income                                       $  6,670   $  6,852   $  5,583
Adjustments to reconcile net income to net
 cash provided by operating activities
 Depreciation, amortization and other non-cash items   10         20         50
 Realized capital gains and losses                   (134)       (17)        (6)
 Changes in:
  Life-contingent contract benefits and
   contractholder funds                              (425)       427     (4,918)
    Income taxes payable                            2,973       (381)       143
    Other operating assets and liabilities         (1,047)    (4,606)    10,473
                                                 --------   --------   --------
     Net cash provided by operating activties       8,047      2,295     11,325
                                                 --------   --------   --------

Cash flows from investing activities
Fixed income securities
    Investment collections                         10,710     11,980      8,759
    Investment purchases                          (18,587)   (18,307)   (17,570)
Change in short-term investments, net              (2,655)       840      4,489
                                                 --------   --------   --------
    Net cash used in investing activities         (10,532)    (5,487)    (4,322)
                                                 --------   --------   --------

Net (decrease) increase in cash                    (2,485)    (3,192)     7,003
Cash at beginning of year                           4,220      7,412        409
                                                 --------   --------   --------
Cash at end of year                              $  1,735   $  4,220   $  7,412
                                                 ========   ========   ========

Supplemental disclosure of cash flow information
 Noncash financing activity:
  Dividend-in-kind to Allstate Life Insurance    $      -   $    (10) $ (2,533)
                                                 ========   ========   ========


  See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


1.   General

Basis of presentation
The accompanying consolidated financial statements include the accounts of Lincoln Benefit Life Company ("LBL") and its wholly owned subsidiary, Allstate Financial Distributors, Inc., formerly Lincoln Benefit Financial Services, a registered broker-dealer (collectively, the "Company"). LBL is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. All significant intercompany accounts and transactions have been eliminated.

To conform with the 1998 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

Nature of operations
The Company markets a broad line of life insurance and savings products primarily through independent insurance agents and brokers. Life insurance includes traditional products such as whole life and term life insurance, as well as variable life, universal life and other interest-sensitive life products. Savings products include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities, and immediate annuities. In 1998, annuity premiums and deposits represented approximately 70% of the Company's total statutory premiums and deposits.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be proposed federal and state regulation and legislation that, if passed, would allow banks greater participation in the securities and insurance businesses. Such events would present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.


The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia, Guam and the U.S. Virgin
Islands. The top geographic locations for statutory premiums and deposits for the Company were California, Wisconsin, Florida, Pennsylvania and Illinois for the year ended December 31, 1998. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and deposits are ceded under reinsurance agreements.

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)



2.  Summary of Significant Accounting Policies

Investments
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost which approximates fair value.


Investment income consists primarily of interest and dividends on short-term investments. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgaged-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.


Reinsurance
The Company has reinsurance agreements whereby premiums, contract charges, credited interest, policy benefits and certain expenses are ceded, primarily to ALIC. Such amounts are reflected net of such reinsurance in the consolidated statements of operations and comprehensive income. The amounts shown in the Company's consolidated statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.


Recognition of premium revenues and contract charges
Premiums for traditional life insurance and certain life-contingent annuities are recognized as revenue when due. Accident and disability premiums are earned on a pro rata basis over the policy period. Revenues on universal life-type contracts are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on investment contracts include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balances. Gross premium in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. All premium revenues and contract charges are reinsured.

Income taxes
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains or losses on fixed income securities carried at fair value and differences in the tax bases of investments.

Separate Accounts
The Company issues flexible premium deferred variable annuities and variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated statements of financial position as assets and liabilities of the Separate Accounts. The Company's Separate Accounts consist of: Lincoln Benefit Life Variable Annuity Account and Lincoln Benefit Life Variable Life Account. Each of the Separate Accounts are unit investment trusts registered with the Securities and Exchange Commission.

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


The assets of the Separate Accounts are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and, therefore, are not included in the Company's consolidated statements of operations and comprehensive income. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees, mortality and expense risk charges and cost of insurance charges, all of which are reinsured with ALIC.

Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits, which relates to traditional life insurance, fixed annuities with life contingencies, disability insurance and accident insurance, is computed on the basis of assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Reserve interest rates ranged from 4.0% to 10.0% during 1998.

Contractholder funds
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. During 1998, credited interest rates on contractholder funds ranged from 4.40% to 9.25% for those contracts with fixed interest rates and from 1.08% to 15.15% for those with flexible rates.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

New accounting standards
In 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." Comprehensive income is a measurement of certain changes in shareholder's equity that result from transactions and other economic events other than transactions with the shareholder. For the Company, these consist of changes in unrealized gains and losses on the investment portfolio (See Note 9).

In 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and interim financial reporting. The Company has identified itself as a single operating segment.

Pending accounting standards
In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position
("SOP")   97-3,   "Accounting by Insurance and Other Enterprises for
Insurance-related Assessments." The SOP is required to be adopted in 1999. The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The Company is currently evaluating the effects of this SOP on its accounting for insurance-related assessments. Certain information required for compliance is not currently available and therefore the Company is studying alternatives for estimating the accrual. In addition, industry groups are working to

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


improve the information available. Adoption of this standard is not expected to be material to the results of operations or financial position of the Company.


3.   Related Party Transactions

Reinsurance

The Company has reinsurance agreements whereby premiums, contract charges, credited interest, policy benefits and certain expenses are ceded, and reflected net of such cessions in the consolidated statements of operations and comprehensive income. The amounts shown in the Company's consolidated statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverable and the related reserve of life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits are not included in the Company's consolidated financial statements as those assets are owned and managed under terms of the reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.


                                                        Year ended December 31,
                                                        -----------------------
($ in thousands)                                       1998      1997      1996
                                                   --------  --------  --------

Premiums                                           $ 30,811  $ 34,834  $ 48,111
Contract charges                                    106,158    87,061    73,659
Credited interest, policy benefits, and other
     expenses                                       609,325   533,369   496,735

Effective December 31, 1996, the reinsurance treaty with ALIC was amended to also include a paid up block of life business which was previously retained by the Company. The reinsurance premium related to the transfer was $8,255 on a statutory accounting basis and $5,712 based upon generally accepted accounting principles, creating a dividend-in-kind of $2,543. The premium is equal to the sum of the aggregate policy reserves and policyholder dividend accumulation on this block of business as of December 31, 1996. The policy loans and accrued interest relating to this block of business totaled $554 and were also ceded to ALIC as of December 31, 1996, creating a non-cash financing transaction.

Business operations
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $45,940, $34,947, and $25,094 in 1998, 1997 and 1996, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


4.       Investments

Fair values
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:



                                                  Gross Unrealized
                                       Amortized  ----------------    Fair
                                        cost        Gains   Losses    value
                                      ----------- -------  --------  ----------
At December 31, 1998
U.S. government and agencies          $ 14,105  $  2,498  $      -   $ 16,603
Corporate                               84,547     3,548      (151)    87,944
Foreign government                       3,031       239         -      3,270
Mortgage-backed securities              48,215     2,972       (20)    51,167
                                      --------  --------  --------   --------
    Total fixed income securities     $149,898  $  9,257  $   (171)  $158,984
                                      ========  ========  ========   ========


At December 31, 1997
U.S. government and agencies          $ 14,598  $  1,760  $      -   $ 16,358
Corporate                               71,602     1,839      (297)    73,144
Foreign government                       3,040       229         -      3,269
Mortgage-backed securities              52,313     2,845       (18)    55,140
                                      --------  --------  --------   --------
    Total fixed income securities     $141,553  $  6,673  $   (315)  $147,911
                                     ========  ========  ========   ========
Scheduled maturities
The scheduled maturities for fixed income securities are as follows at December 31, 1998:
                                                Amortized    Fair
                                                  cost       value
                                                ---------- --------

Due in one year or less                        $  4,525  $  4,554
Due after one year through five years            25,829    26,625
Due after five years through ten years           58,047    60,861
Due after ten years                              13,282    15,777
                                                --------  --------
                                                101,683   107,817
Mortgage-backed securities                       48,215    51,167
                                                -------   -------
     Total                                     $149,898  $158,984
                                               ========  ========


Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

Net investment income
Year ended December 31,                 1998      1997     1996
                                        ----      ----     ----
Fixed income securities                $10,375  $10,723  $ 9,825
Short-term investments                     231      160      215
                                       -------  -------  -------
  Investment income,before expense      10,606   10,883   10,040
  Investment expense                       366      313      521
                                       -------  -------  -------
    Net investment income              $10,240  $10,570  $ 9,519
                                       =======  =======  =======

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


Realized capital gains and losses
Year ended December 31,                                  1998    1997    1996
                                                       ------  ------  ------

Fixed income securities                                $  134  $   17  $    6
    Income taxes                                           47       6       2
                                                        ------  ------  ------
    Realized capital gains and losses, after tax       $   87  $   11  $    4
                                                        ======  ======  ======

Excluding calls and prepayments, there were no gains or losses realized on sales of fixed income securities during 1998, 1997 and 1996.

Unrealized net capital gains
Unrealized   net  capital   gains  on  fixed  income   securities   included  in
shareholder's equity at December 31, 1998 are as follows:



                                                        Gross unrealized
                               Cost/                     ----------------    Unrealized
                           amortized cost   Fair value  Gains      Losses    net gains
                           -------------   ----------   ------     ------    ----------

Fixed income securities       $ 149,898     $ 158,984   $ 9,257   $ (171)    $ 9,086
                              =========      =========  ========  ========
Deferred income taxes                                                         (3,180)
                                                                             ----------
Unrealized net capital gains                                                  $ 5,906
                                                                             ==========


Change in unrealized net capital gains and losses
Year ended December 31,                     1998      1997      1996
                                            ----      ----      ----
Fixed income securities                  $ 2,729   $ 3,585   $(4,918)
Deferred income taxes                       (955)   (1,254)    1,721
                                          -------  -------   --------
Increase (decrease) in unrealized net
     capital gains                       $ 1,774   $ 2,331   $(3,197)
                                         =======   =======   ========
Securities on deposit
At December 31, 1998, fixed income securities with a carrying value of $8,945 were on deposit with regulatory authorities as required by law.

5. Financial Instruments


In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including traditional life and universal life-type insurance reserves, and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)

Financial assets
The carrying value and fair value of financial assets at December 31, are as follows:

                                1998                 1997
                                ----                 ----
                         Carrying    Fair     Carrying   Fair
                          value      value      value    value
                          -------    ------   -------- -------

Fixed income securities  $158,984  $158,984  $147,911  $147,911
Short-term investments      3,675     3,675     1,020     1,020
Separate Accounts         763,416   763,416   447,658   447,658

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value. Separate Accounts assets are carried in the consolidated statements of financial position at fair value based on quoted market prices.

Financial liabilities
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                   1998                     1997
                                   ----                     ----
                           Carrying    Fair       Carrying      Fair
                            value      value       value        value
                            -------  -------     ---------     ------
Contractholder funds on
 nvestment contracts    $5,220,485    $5,006,124   $5,188,474  $4,941,732
Separate Accounts          763,416       763,416      447,658     447,658


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.


6.   Income Taxes

The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to Sears, Roebuck and Co.'s ("Sears") distribution ("Sears distribution") on June 30, 1995 of its 80.3% ownership in the Corporation to Sears shareholders, the Allstate Group, including the Company, joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return.

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


As a result of the Sears distribution, the Allstate Group was no longer included in the Sears Tax Group, and the Tax Sharing Agreement was terminated. Accordingly, the Allstate Group and Sears Group entered into a new tax sharing agreement, which adopts many of the principles of the Tax Sharing Agreement and governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Sears distribution, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or result of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follow:
                                          1998          1997
                                          ----          ----
Deferred assets
Separate Accounts                         $   -      $   393
                                         ------       -------
Deferred liabilities
Unrealized net capital gains             (3,180)      (2,225)
Difference in tax bases of investments   (2,244)      (2,265)
Other liabilities                          (122)         (52)
                                        -------       -------
    Total deferred liabilities           (5,546)      (4,542)
                                        -------       -------
      Net deferred liability            $(5,546)     $(4,149)
                                         =======      =======

The components of the income tax expense for the year ended at December 31, are as follow:

                                1998     1997      1996
                                ----     ----      ----

Current                       $ 3,262  $ 4,321   $ 3,082
Deferred                          442     (586)      (62)
                              -------  -------   -------
    Total income tax expense  $ 3,704  $ 3,735   $ 3,020
                              =======  =======   =======

The Company paid income taxes of $731, $4,116 and $2,864 in 1998, 1997 and 1996, respectively. The Company had a current income tax liability of $3,659 and $1,128 at December 31, 1998 and 1997, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                     1998      1997       1996
                                     ----      ----       ----
Statutory federal income tax rate    35.0%     35.0%      35.0%
Other                                  .7        .3         .1
                                     -----     -----      -----
Effective income tax rate            35.7%     35.3%      35.1%
                                     =====     =====      =====

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)



Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1998, approximately $340, will result in federal income taxes payable of $119 if distributed by the Company to ALIC. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.


7.       Statutory Financial Information

Permitted statutory accounting practices
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Nebraska Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of revised statutory accounting principles. While the NAIC has approved a January 1, 2001 implementation date for the newly developed guidance, companies must adhere to the implementation date adopted by their state of domicile. The Company's state of domicile, Nebraska, is continuing its comparison of codification and current statutory accounting requirements to determine the necessary revisions to existing state laws and regulations. The requirements are not expected to have a material impact on the statutory surplus of the Company.

Dividends
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1999 without prior approval of the Nebraska Department of Insurance is $14,434.

                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)


8.   Commitments and Contingent Liabilities

Leases

The Company leases certain office facilities. Total rent expense for all leases was $1,358, $1,274 and $1,039 in 1998, 1997 and 1996, respectively. Minimum rental commitments under noncancelable operating leases with initial or remaining term of more than one year as of December 31, are as follows:


                                                  1998
                                                  ----
                            1999                 $1,395
                            2000                  1,174
                            2001                     12
                            2002                     12
                            2003                     12
                            Thereafter              276
                                                 -------
                                                 $2,881
                                                 ======
In 1998, the Company accrued lease cancellation charges of $1,100 in anticipation of terminating a particular lease, included in the table above, for office space which is expected to be vacated by the end of 1999.

Regulation and legal proceedings
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in securities and insurance business, tax law changes affecting the taxation of insurance companies, and tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.




                        LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ in thousands)



9.       Other Comprehensive Income

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                        1998                              1997                             1996
                               -----------------------------   -----------------------------     ----------------------------
                                                      After-                          After-                          After-
                              Pretax       Tax       tax        Pretax      Tax      tax         Pretax      Tax        tax
                              ------     ------    --------     -------     ----     ------      -------     ----     ------
Unrealized capital gains
and losses:
-------------------------
Unrealized holding
   gains (losses) arising
   during the period          $ 2,863   $(1,002)   $ 1,861    $ 3,602  $ (1,260) $   2,342     $  (4,912)   $ 1,719   $ (3,193)
Less: reclassification
   adjustment for
   realized capital gains
   included in net income         134       (47)        87         17        (6)        11             6       (2)          4
                               -------   -------    -------    -------   --------   -------      -------    -------    -------
Unrealized net capital
   gains (losses)               2,729      (955)     1,774      3,585    (1,254)     2,331       (4,918)     1,721     (3,197)
                               -------    -------    ------    ------    -------   -------      --------    -------   --------
Other comprehensive
   income                     $ 2,729    $ (955)   $ 1,774    $ 3,585   $(1,254)   $ 2,331      $(4,918)   $ 1,721    $(3,197)
                               =======    =======   =======    =======   =======   =======      ========    =======   ========



                          LINCOLN BENEFIT LIFE COMPANY
                            SCHEDULE IV- REINSURANCE
                                ($ in thousands)



                                    Gross                               Net
Year Ended December 31, 1998       amount           Ceded            amount
----------------------------      ------            -----            ------

Life insurance in force         $97,690,299  $    97,690,299  $            -
                                ===========  ===============  ==============
Premiums and contract charges:
         Life and annuities     $   287,839  $       287,839  $            -
         Accident and health          3,450            3,450               -
                                -----------  ---------------   -------------
                                $   291,289  $       291,289  $            -
                                ===========  ===============  ==============


                                  Gross                             Net
Year Ended December 31, 1997     amount           Ceded            amount
----------------------------     -------          ------           ------

Life insurance in force         $72,754,000    $72,754,000     $            -
                                ===========    ===========      =============
Premiums and contract charges:
         Life and annuities     $   277,825    $   277,825     $            -
         Accident and health         35,217         35,217                  -
                                -----------    -----------      -------------
                                $   313,042    $   313,042     $            -
                                ===========    ===========      =============


                                   Gross                             Net
Year Ended December 31, 1996       amount         Ceded             amount
----------------------------       ------         -----             ------

Life insurance in force         $51,514,000    $51,514,000   $            -
                                ============    ===========   =============
Premiums and contract charges:
         Life and annuities    $    191,475    $   191,475   $            -
         Accident and health          9,566          9,566                -
                               -------------  -----------    --------------
                               $    201,041    $   201,041   $            -
                               ============    ===========   ==============

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

     The  following  financial   statements  are  included  in  Part  A  of  the
Registration Statement:

         None

     The  following  financial   statements  are  included  in  Part  B  of  the
Registration Statement:

         The financial statements of the Separate Account as of December 31, 1998 and for the years ended December 31, 1998 and 1997 and the consolidated financial statements (prepared on a GAAP basis of accounting) for Lincoln Benefit Life Company and subsidiary as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998.

     The  following  financial   statements  are  included  in  Part  C  of  the
Registration Statement:

         None

(b)  Exhibits

  (1)  Resolution Establishing Separate Account...............    **
  (2)  Custody Agreements.....................................    Not Applicable
  (3)  (a) Form of Underwriting Agreement.....................    ******
        (b) Form of Selling Agreement.........................    **
  (4)  Variable Annuity Contract..............................    *****
  (5)  application for Contract...............................    ***
  (6)  Depositor - Corporate Documents
        (a)  Articles of Incorporation........................    *
        (b)  By-Laws..........................................    *
  (7)  Reinsurance Contract...................................    **
  (8)  Forms of Fund Participation Agreement:
        (a)  Janus Aspen Series...............................    *
        (b)  Variable Insurance Products Fund.................    *
        (c)  Variable Insurance Products Fund II..............    *
        (d)  IAI Retirement Funds, Inc........................    *****
        (e)  Federated Insurance Fund Management Series.......    *
        (f)  Scudder Variable Life Investment Fund............    *
        (g)  Alger American Fund..............................    ****
  (9)  Opinion of Counsel.....................................    *****
  (10)  (a)  Consent of Independent Auditors..................    Herewith
        (b)  Consent of Attorneys.............................    Herewith
  (11)  Financial Statements Omitted from Item 23.............    Not Applicable
  (12)  Initial Capitalization Agreement......................    Not Applicable
  (13)  Performance Computations..............................    ***
  (27)  Financial Data Schedules..............................    Not Applicable

*    Previously Filed on Form S-6, File No. 333-47717, filed March 11, 1998

** Previously Filed on Form N-4, File No. 333-50545 and 811-7924, filed April 21, 1998

*** Previously Filed on Form N-4, File No. 33-66786 and 811-7924, filed April 30, 1997

**** Previously  Filed  on Form  N-4,  File No.  33-66786  and  811-7924,  filed
     February 13, 1998

*****Previously  filed on Form N-4, File No.  33-66786 and 811-7924  filed April
     28, 1998.

******Previously  filed on Form N-4, File No.  333-50545,  and  811-7924,  filed
     January 28, 1999.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of Lincoln Benefit Life Company are listed below. Their principal business address is 206 South 13th Street, Lincoln, Nebraska 68508.

NAME                       POSITION/OFFICE WITH DEPOSITOR
-----------------------    -----------------------------------------------------
Peter H. Heckman           Chairman of the Board of Directors, Chief Executive
                               Officer
B. Eugene Wraith           Director, President and Chief Operating Officer
Douglas F. Gaer            Director, Executive Vice President
Janet P. Anderbery         Vice President and Controller
John H. Coleman III        Director, Senior Vice President
Marvin P. Ehly             Director, Senior Vice President and Treasurer
Louis G. Lower             Director
John J. Morris             Director, Senior Vice President and Secretary
Robert E. Rich             Director, Executive Vice President
Kevin R. Slawin            Director
Michael J. Velotta         Director and Assistant Secretary
Carol S. Watson            Director, Senior Vice President, General Counsel,
                               and Assistant Secretary
Dean M. Way                Director, Senior Vice President
Patricia W. Wilson         Director
Tom Wilson                 Director
Thomas R. Ashley           Senior Vice President and Medical Director
Thomas J. Berney           Senior Vice President
Rodger A. Hergenrader      Senior Vice President
J. Scott Taylor            Senior Vice President
Bob W. Birman              Vice President
Kenny L. Gettman           Vice President
Thomas S. Holt             Vice President
Sharyn L. Jensen           Vice President
Maxine Payton              Vice President
Gregory C. Sernett         Vice President
Stanley G. Shelley         Vice President
Randy E. Tillis            Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

     See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed March 26, 1999.

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of April 10, 1998, the Registrant has 21,211 qualified contract owners and 13,584 non-qualified contract owners.

ITEM 28.  INDEMNIFICATION

     The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.


     The by-laws of Allstate Life Financial Services, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

     Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the Distributor for any liability that the latter may incur to a Contract owner or party-in-interest under a Contract, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Contract; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

Allstate Life Financial Services, Inc. (ALFS) serves as distributor for the Registrant. ALFS also services as distributor for the Lincoln Benefit Life Variable Life Account, which is another separate account of Lincoln Benefit. The following are the directors and officers of Allsate Life Financial Services, Inc.c. Their principal business address is 3100 Sanders Road, Northbrook, IL 60062.


NAME                       POSITION WITH DISTRIBUTOR
--------------------       -------------------------
Louis G. Lower, II         Director
Kevin R. Slawin            Director
Michael J. Velotta         Director and Secretary
John Hunter                President and Chief Executive Officer
Diane Bellas               Vice President and Controller
Brent H. Hamann            Vice President
Karen Gardner              Vice President
Andrea J. Schur            Vice President
James P. Zils              Treasurer
Terry R. Young             General Counsel and Assistant Secretary
Lisa A. Burnell            Assistant Vice President and Compliance Officer
Robert N. Roeters          Assistant Vice President
Emma M. Kalaidjian         Assistant Secretary
Brenda D. Sneed            Assistant Secretary
Nancy M. Bufalino          Assistant Treasurer

    The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                                       NET
                                  UNDERWRITING
                            DISCOUNTS    COMPENSATION
        NAME OF                AND            ON        BROKERAGE
 PRINCIPAL UNDERWRITER     COMMISSIONS    REDEMPTION   COMMISSIONS  COMPENSATION

LINCOLN BENEFIT FINANCIAL       0      $13,057,265.48       0              0
  SERVICES, INC.

Allstate Life Financial
  Services, Inc.                0              0            0              0

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The Depositor, Lincoln Benefit Life Company, is located at 206 South 13th Street, Lincoln, Nebraska 68508.

     The Distributor, Allstate Life Financial Services, Inc., is located at 3100 Sanders Road, Northbrook, IL 60062

     Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


ITEM 31.  MANAGEMENT SERVICES

None.

ITEM 32.  UNDERTAKINGS

Registrant undertakes (1) to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted; (2) to include either (A) as part of any application to purchase a Contract offered by the prospectus forming part of this Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, and (3) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


REPRESENTATIONS

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:


    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SECTION 26(e) REPRESENTATIONS

The Company further represents that fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Lincoln, and the State of Nebraska, on this 15th day of April, 1999.


                          LINCOLN BENEFIT LIFE VARIABLE
                                  LIFE ACCOUNT
                                  (Registrant)

                        By: LINCOLN BENEFIT LIFE COMPANY
                                   (Depositor)


                             By: /s/B. Eugene Wraith
                           ---------------------------
                           B. Eugene Wraith, President
                           and Chief Operating Officer


         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                                   TITLE                       DATE

/s/ B. EUGENE WRAITH
---------------------------------  President, Chief Operating
B. Eugene Wraith                    Officer and Director          April 15, 1999
(PRINCIPAL EXECUTIVE OFFICER)

      /s/ ROBERT E. RICH
---------------------------------  Executive Vice President       April 15, 1999
Robert E. Rich                      and Director

   /s/ MARVIN P. EHLY
--------------------------------   Senior Vice President
Marvin P. Ehly                      Treasurer and Director        April 15, 1999
(PRINCIPAL FINANCIAL OFFICER)

    /s/ JANET P. ANDERBERY
--------------------------------   Vice President and
Janet P. Anderbery                  Controller                    April 15, 1999
(PRINCIPAL ACCOUNTING OFFICER)

------------------------------     Chairman of the Board and      April 15, 1999
Peter H. Heckman                    Chief Executive Officer


------------------------------     Director                       April 15, 1999
Louis G. Lower, II

   /s/ JOHN H. COLEMAN III
------------------------------     Director                       April 15, 1999
John H. Coleman III

      /s/ JOHN J. MORRIS
------------------------------     Director                       April 15, 1999
John J. Morris

     /s/ DOUGLAS F. GAER
------------------------------     Director                       April 15, 1999
Douglas F. Gaer

------------------------------     Director                       April 15, 1999
Kevin Slawin

------------------------------     Director                       April 15, 1999
Michael J. Velotta

   /s/ CAROL S. WATSON
------------------------------     Director                       April 15, 1999
Carol S. Watson

       /s/ DEAN M. WAY
------------------------------     Director                       April 15, 1999
Dean M. Way

------------------------------     Director                       April 15, 1999
Patricia W. Wilson

------------------------------
Thomas J. Wilson, II               Director                       April 15, 1999



                                INDEX TO EXHIBITS

                                       FOR

                       REGISTRATION STATEMENT ON FORM N-4

                  Lincoln Benefit Life Variable Annuity Account


Exhibit No.

10(a)  Consent of Independent Auditors
10(b)  Consent of Attorneys